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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIBERTOWER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April     , 2010

To Our Stockholders:

        On behalf of our Board of Directors, we are pleased to invite you to attend the FiberTower Corporation 2010 Annual Meeting of Stockholders. As indicated in the accompanying Notice of 2010 Annual Meeting of Stockholders, the Annual Meeting will be held at our principal executive offices located at 185 Berry Street, Suite 4800, San Francisco, California 94107 on Thursday, June 3, 2010 at 8:30 a.m., local time. At the Annual Meeting, we will act on the matters described in the accompanying Proxy Statement and there will be an opportunity to discuss other matters of interest to you as a stockholder.

        Your vote is very important. Please vote before the meeting by Internet or telephone proxy as described in the accompanying Proxy Statement, even if you plan to attend the Annual Meeting in person. Alternatively, you may date, sign and mail the enclosed proxy in the envelope provided. We look forward to seeing you on June 3, 2010.

Sincerely,

John P. Kelly Chairman of the Board

Kurt J. Van Wagenen President and Chief Executive Officer

FIBERTOWER CORPORATION
185 Berry Street, Suite 4800
San Francisco, California 94107

Notice of 2010 Annual Meeting of Stockholders
to be held on June 3, 2010

        The 2010 Annual Meeting of Stockholders of FiberTower Corporation will be held at our principal executive offices located at 185 Berry Street, Suite 4800, San Francisco, California 94107 on Thursday, June 3, 2010 at 8:30 a.m., local time, for the following purposes:

        1.     To elect three members to our Board of Directors to serve in Class I with terms expiring at the 2013 Annual Meeting of Stockholders;

        2.     To consider and act upon a proposal to amend the Amended and Restated Certificate of Incorporation to reduce the size of our Board of Directors from nine members to seven members;

        3.     To consider and act upon a proposal to adopt the FiberTower Corporation 2010 Stock Incentive Plan;

        4.     To consider and act upon a proposal to amend the existing Amended and Restated Stock Incentive Plan to eliminate further increases of the number of shares available for issuance under this Plan;

        5.     To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

        6.     To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The holders of record of the Company's common stock at the close of business on April 19, 2010 are entitled to notice of and to vote at the Annual Meeting.

Sincerely, Thomas A. Scott Chief Financial Officer and Secretary

San Francisco, California
April     , 2010

        Please authorize your proxy and direct your vote even if you plan to attend the Annual Meeting in person. You may do so by Internet or telephone as described in the accompanying Proxy Statement. Alternatively, you may date and sign the enclosed proxy and return it promptly by mail in the envelope provided. If you mail the proxy, no postage is required if mailed in the United States. If you attend the Annual Meeting in person and want to withdraw your proxy, you may do so as described in the accompanying Proxy Statement and vote in person on all matters properly brought before the Annual Meeting.

i

FIBERTOWER CORPORATION
185 Berry Street, Suite 4800
San Francisco, California 94107

PROXY STATEMENT
2010 Annual Meeting of Stockholders
to be held on June 3, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 3, 2010:

        This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available on the internet at www.envisionreports.com/FTWR.

THE ANNUAL MEETING

Purpose, Place, Date and Time

        We are providing this Proxy Statement to you in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at our 2010 Annual Meeting of Stockholders or any adjournment or postponement of that meeting. The Annual Meeting will be held at our principal executive offices located at 185 Berry Street, Suite 4800, San Francisco, California 94107, on Thursday, June 3, 2010 at 8:30 a.m., local time, for the purposes set forth in the accompanying Notice of 2010 Annual Meeting of Stockholders. Directions to the FiberTower Corporation 2010 Annual Meeting are available at the following link: http://www.fibertower.com/corp/company-contacts.php. This Proxy Statement, and the accompanying proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, are being first mailed or otherwise delivered to stockholders on or about April 30, 2010.

Record Date; Stockholders Entitled to Vote; Quorum; Vote Required

        Holders of record of our common stock at the close of business on April 19, 2010, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, we had                        shares of common stock outstanding. Each share of our common stock is entitled to one vote per share on each of the matters proposed.

        A quorum of stockholders is necessary for a valid Annual Meeting. A quorum is comprised of the holders of a majority of the outstanding shares of common stock attending the Annual Meeting personally or represented by proxy.

        Elections for directors are determined by a plurality of the votes cast. Accordingly, directors who receive the highest number of votes cast will be elected. The proposals to amend the Amended and Restated Certificate of Incorporation, to adopt the FiberTower Corporation 2010 Stock Incentive Plan and to amend our existing Amended and Restated Stock Incentive Plan each require approval by the holders of a majority of the votes cast. The ratification of the appointment of the independent registered public accounting firm requires approval by a majority of the votes cast on the proposal.

  •
  Abstentions will be included in determining the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum, but they will not be included in the number of votes cast on a matter. As a result, they will not be taken into account in determining the election of directors or the ratification of Ernst & Young LLP. However, an abstention will have the same effect as a vote against the proposals to amend the Amended and Restated Certificate of Incorporation, to adopt the FiberTower Corporation 2010 Stock Incentive Plan and to amend the existing Amended and Restated Stock Incentive Plan.

  •
  Broker or other nominees who hold shares for another in "street name" are permitted, in their discretion, to cast votes for certain "routine" matters on behalf of those street name shareholders who do not return a proxy card to the broker within 10 days prior to the Annual Meeting. If a street name shareholder does not give the broker specific instructions on how to vote his or her shares, those shares cannot be voted on any non-routine matters to be acted upon at the Annual Meeting, including the election of directors. However, shares represented by such "broker non-votes" will be counted for the purpose of determining the presence of a quorum.

Voting of Proxies

        You may use the enclosed postage-paid envelope to return the proxy or voting form that accompanies this Proxy Statement. However, we would prefer that you vote instead by internet or telephone if possible, which saves us money.

        Shares Held of Record. Stockholders with shares registered in their names at Computershare Investor Services LLC, our transfer agent and registrar, may authorize a proxy by internet at the following internet address: www.envisionreports.com/FTWR, or by telephone by calling Computershare at 1-800-652-VOTE (8683). Proxies submitted through Computershare by internet or telephone must be received by 1:00 a.m. Central time on June 3, 2010. Giving a proxy will not affect your right to vote in person if you decide to attend the meeting.

        Shares Held in a Bank or Brokerage Account. A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by internet or telephone. If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by internet or telephone by following the instructions on their enclosed voting form. Votes directed by internet or telephone through one of these programs must also be received by 1:00 a.m. Central time on June 3, 2010. Directing your vote in this manner will not affect your right to vote in person if you decide to attend the Annual Meeting; however, you must first request a legal proxy either on the internet or their voting form that accompanies this Proxy Statement. Requesting a legal proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.

        The internet and telephone proxy procedures are designed to authenticate stockholders' identities, allow stockholders to give their proxy instructions, and confirm that those instructions have been properly recorded. Stockholders authorizing proxies or directing the voting of their shares by internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies that must be borne by the stockholder.

Revocation of Proxies

        You can revoke your proxy before it is exercised at the Annual Meeting in any of three ways:

  •
  by submitting written notice to our Secretary before the Annual Meeting that you have revoked your proxy;

  •
  by timely submitting another proxy by internet, telephone or mail that is later dated and, if by mail, that is properly signed; or

  •
  by voting in person at the Annual Meeting, provided you have a valid proxy to do so if you are not the record holder of the shares.

 Expenses of Solicitation

        We will bear the costs of the solicitation of proxies. In addition to the solicitation of proxies by mail, proxies may also be solicited by internet, telephone, telegram, fax and in person by regular employees and directors of the Company, none of whom will receive additional compensation for such services. We have engaged D.F. King & Co., Inc. to provide proxy solicitation services in connection with our Annual Meeting at an estimated cost of $7,500. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to beneficial owners, and we will reimburse them for their reasonable out-of-pocket expenses incurred in doing so.

Other Matters To Be Acted on at the Annual Meeting

        At the Annual Meeting, we will act only on the matters indicated on the accompanying Notice and on procedural matters related to the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of April 19, 2010 by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known to us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each of the Named Executive Officers ("NEOs") listed in the summary compensation table included in this proxy statement, (iii) each of our directors, and (iv) all of our executive officers and directors as a group. As of April 19, 2010, there were                                    shares of FiberTower common stock outstanding, and the percentages in the table below were calculated based on such number of outstanding shares. Unless otherwise indicated, the business address of each director and executive officer named below is c/o FiberTower Corporation, 185 Berry Street, Suite 4800, San Francisco, California 94107. Except as noted below, each of the persons listed has sole investment and voting power with respect to the shares indicated.

        Beneficial ownership is determined by the rules of the Securities and Exchange Commission and includes voting or investment power of the securities. Shares of our common stock subject to stock options or other rights to acquire which are now exercisable or are exercisable within 60 days after April 19, 2010, the record date for the Annual Meeting, are considered outstanding for purposes of computing the percentage ownership of the persons holding these stock options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Solus Alternative Asset Management LP(1)	10,135,201	22.1%
OZ Management, L.L.C. and affiliates(2)	4,198,649	9.2%
Zazove Associates, LLC(3)	3,514,565	7.7%
BlackRock, Inc.(4)	2,844,714	6.2%
Crown Castle Investment Corp.(5)	2,635,296	5.8%
Peninsula Capital Advisors, LLC(6)	2,500,000	5.5%
Kurt J. Van Wagenen(7)	203,437	*
Thomas A. Scott(8)	119,941	*
Ravi Potharlanka(9)	92,620	*
Joseph M. Sandri, Jr.(10)	52,622	*
Patrick J. Coughlin(11)	20,000	*
John K. Braniff	35,451	*
Randall A. Hack(12)	53,809	*
Mark E. Holliday	37,468	*
Philip M. Kelley	—	—
John P. Kelly(13)	2,654,747	5.8%
Steven D. Scheiwe	42,510	*
All executive officers and directors as a group (12 persons)(14)	3,357,711	7.3%

*
Less than 1.0%

(1)
This information is based on a Schedule 13G/A (Amendment No. 2) filed on January 11, 2010 by Solus Alternative Asset Management LP ("Solus"), Solus GP LLC, and Christopher Pucillo. As of December 15, 2009, Solus, Solus GP LLC and Mr. Pucillo had the power to vote or direct the voting of, and the power to dispose or direct the disposition of, an aggregate of 10,135,201 shares of our common stock. The business address of Solus Alternative Asset Management LP is 430 Park Avenue, 9th Floor, New York, New York 10022.

(2)
This information is based on a Schedule 13G/A (Amendment No. 4) filed on February 16, 2010 by OZ Management, LP ("OZ"), Och-Ziff Holding Corporation ("OZHC"), Och-Ziff Capital Management Group LLC ("OZM"), Daniel S. Och, and OZ Master Fund, Ltd. ("OZMD"). As of December 31, 2009, each of OZ and OZHC had the power to vote or direct the voting of, and the power to dispose or direct the disposition of, an aggregate of 4,113,433 shares of our common stock. As of December 31, 2009, OZM and OZMD had the power to vote or direct the voting of, and the power to dispose or direct the disposition of, an aggregate of 4,198,649 and 4,014,056 shares of our common stock, respectively. OZ serves as principal investment manager to a number of investment funds and discretionary accounts with respect to which it has voting and dispositive authority over such shares, including such an account for OZMD. OZHC serves as the general partner of OZ. OZM is the sole shareholder of OZHC and Och-Ziff Holding LLC, which serves as the general partner of another investment fund. Mr. Daniel S. Och is the Chief Executive Officer and Executive Managing Director of OZM. The business address of OZ Management, L.L.C. is 9 West 57th Street, 39th Floor, New York, New York 10019.

(3)
This information is based on a Schedule 13G filed on January 25, 2010 by Zazove Associates, LLC ("Zazove"). As of December 31, 2009, Zazove had the power to vote or direct the voting of, and the power to dispose or direct the disposition of, 3,514,565 shares of our common stock. The business address of Zazove Associates, LLC is 1001 Tahoe Boulevard, Incline Village, Nevada 89451.

(4)
This information is based on a Schedule 13G/A (Amendment No. 1) filed on January 13 2010 by BlackRock, Inc. ("BlackRock"). As of December 31, 2009, BlackRock had the power to vote or direct the voting of, and the power to dispose or direct the disposition of, 2,844,714 shares of our common stock. The business address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(5)
This information is based on a Schedule 13D filed on September 8, 2006 by Crown Castle International Corp. ("Crown Castle"), and Crown Castle Investment Corp. ("Crown Castle Investment"), a wholly-owned subsidiary of Crown Castle. Crown Castle Investment holds 2,635,296 shares of our common stock, after giving effect to the 1-for-10 reverse stock split of our common stock. Crown Castle expressly disclaims beneficial ownership of the shares held by Crown Castle Investment, except to the extent that it has a pecuniary interest in Crown Castle Investment. Crown Castle and Crown Castle Investment may be deemed to have shared voting and dispositive power over such shares. The business address of Crown Castle Investment Corp. is 1220 Augusta Drive, Suite 500, Houston, Texas 77057.

(6)
This information is based on a Schedule 13G filed on March 18, 2010 by Peninsula Capital Advisors, LLC ("Peninsula Capital") and Peninsula Investment Partners, L.P. ("Peninsula Investment"). As of March 9, 2010, Peninsula Capital and Peninsula Investment had the shared power to vote or direct the voting of, and the shares power to dispose or direct the disposition of, 2,500,000 shares of our common stock. The business address of Peninsula Capital Advisors, LLC is 404B East Main Street, Charlottesville, Virginia 22902.

(7)
Includes 110,937 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days.

(8)
Includes 65,001 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days.

(9)
Includes 45,327 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days.

(10)
Includes 38,000 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days.

(11)
Includes 20,000 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days.

(12)
Includes 11,299 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days.

(13)
Includes 2,635,296 shares held by Crown Castle Investment. Mr. Kelly is a director of Crown Castle, which is the sole stockholder of Crown Castle Investment, and, as such, may be deemed to be an indirect beneficial owner of the reported securities. Except to the extent of any indirect pecuniary interest therein, Mr. Kelly and Crown Castle disclaim beneficial ownership of the securities beneficially owned by Crown Castle Investment.

(14)
Includes (i) 2,635,296 shares of common stock owned by Crown Castle Investment, which shares are reported as indirectly beneficially owned by John P. Kelly, in his capacity as a director of Crown Castle, the sole stockholder of Crown Castle Investment; and (ii) 10,783 shares of common stock beneficially owned, and 34,323 shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days of the record date for the Annual Meeting, by David L. Jones, who is an executive officer of the Company but was not an NEO for 2009.

GENERAL INFORMATION

Introductory Note regarding the Exchange Offer and Redemption of Debt

        On October 26, 2009, we initiated an offer to exchange, which we refer to as the "Exchange Offer," any and all of our existing 9.00% Convertible Senior Secured Notes Due 2012 ("Notes due 2012") for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes Due 2012 (the "Interim Notes"). The Interim Notes were mandatorily redeemable for a combination of cash, shares of our common stock, and 9.00% Senior Secured Notes Due 2016 ("Notes due 2016"). We refer to the mandatory redemption of the Interim Notes as the "Mandatory Redemption."

        Upon the expiration of the Exchange Offer on December 1, 2009, we had received tenders of $266.8 million principal amount of the Notes due 2012, representing approximately 90.8% of the outstanding Notes due 2012.

        On December 15, 2009, our stockholders approved the issuance of shares of common stock to be issued upon the Mandatory Redemption. In order to provide a sufficient number of authorized shares of common stock for the issuance of shares in the Mandatory Redemption, on December 18, 2009, we effected a 1-for-10 reverse stock split of our common stock.

        On December 22, 2009, we completed the Mandatory Redemption, whereby $266.8 million of the Interim Notes were exchanged in consideration for:

  •
  30,578,567 shares of common stock (on a post-reverse stock split basis), representing approximately 67% of our outstanding shares on a fully diluted basis, with a fair value upon issuance of $156.6 million;

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  approximately $12.7 million in cash; and

  •
  approximately $113.5 million in principal amount of Notes due 2016.

        The purpose of the Exchange Offer and Mandatory Redemption transactions was to reduce our outstanding debt and cash interest requirements and extend the maturity of our outstanding debt. As a result of the Exchange Offer and Mandatory Redemption, the total carrying value of our outstanding debt was reduced by $171.7 million, a substantial portion of our debt was extended from 2012 to 2016 and our annual cash interest payments were reduced by more than $20.0 million to approximately $6.0 million.

        For additional information on the Exchange Offer and redemption of debt, please see Note 1, "Organization and Business", and Note 8, "Long-term Debt", in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

 BOARD OF DIRECTORS

        Our Board of Directors currently consists of seven persons, three Class I directors with terms expiring at the 2010 Annual Meeting of Stockholders, two Class II directors with terms expiring at the 2011 Annual Meeting of Stockholders, and two Class III directors with terms expiring at the 2012 Annual Meeting of Stockholders. There is no family relationship between any director and any other director or executive officer.

        On June 3, 2009, the Board elected Philip M. Kelley to fill a vacancy existing on the Board. Mr. Kelley was appointed as a Class II director with a term expiring at the 2011 Annual Meeting of Stockholders. On October 26, 2009, Randall A. Hack, Mark E. Holliday, John D. Beletic, Neil S. Subin and John B. Muleta submitted their resignation from the Board of Directors, which resignations became effective upon consummation of the Exchange Offer and Mandatory Redemption on December 22, 2009. On December 22, 2009, the Board appointed John K. Braniff and re-appointed Messrs. Hack and Holliday to fill three of the vacancies created by the resignations. Messrs. Hack and Holliday were appointed as Class I directors with terms expiring at the 2010 Annual Meeting of Stockholders, and Mr. Braniff was appointed as a Class II director with a term expiring at the 2011 Annual Meeting of Stockholders. Following consummation of the Exchange Offer and Mandatory Redemption, John P. Kelly was appointed the Chairman of the Board of Directors.

Board and Committee Meetings

        In connection with the completion of the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006, the Board of Directors appointed John D. Beletic to serve as our Executive Chairman. Mr. Beletic's contract as our Executive Chairman ended effective September 1, 2008. Mr. Beletic continued to serve as Chairman of the Board of Directors until his resignation from the Board on December 22, 2009. Effective December 22, 2009, John P. Kelly was appointed to serve as the Chairman of our Board of Directors.

        The Board of Directors has determined that each of Messrs. Braniff, Hack, Holliday, Kelley, Kelly, and Scheiwe is deemed to be an independent director as that term is defined under the rules of the Nasdaq Global Market. During 2009, our Board of Directors held ten meetings, four of which were regularly scheduled and six of which were special meetings. During 2009, each director attended at least 75% of the meetings of the Board held during the period for which he has been a director and at least 75% of the meetings of each committee on which he served during the periods that he served on such committee.

        Although we do not have a policy with regard to directors' attendance at Annual Meetings of Stockholders, we encourage directors to attend our Annual Meetings. Eight of our directors attended our 2009 Annual Meeting of Stockholders.

Board Leadership Structure and Risk Oversight

        While our Bylaws provide that one person may serve as both the Company's chief executive officer and chairman of the board, the Board of Directors believes that our Company, like many other U.S. companies, is best served by dividing the responsibilities of the chief executive and chairman between two highly-qualified and intelligent candidates. We believe that having a single leader for both the Company and the Board of Directors fosters a unnecessary concentration of executive power, which may not always be in the best interest of the Company and our stockholders, while dividing the responsibilities of chief executive officer and chairman of the board sets in place a means of checks and balances, which is meant to protect stockholder rights and necessitate expanded discussion between management and the Board of Directors. Dividing the responsibilities also allows each of the chief executive officer and chairman of the board to devote him or herself fully to leadership of management or the Board of Directors, as the case may be. This is the model that the Company has utilized since its inception, and we believe that it is the most effective way to lead the Company going forward.

        The Company's Board of Directors is ultimately responsible for identifying, assessing and mitigating major risks that may impact the Company. The Audit Committee is primarily responsible for overseeing the Company's risk management processes on behalf of the full Board of Directors. The Audit Committee charter provides that the Audit Committee should assess and manage the Company's exposure to risk, and discuss the Company's major financial risk exposure and the steps management has taken to monitor, control, and report such exposures. In addition, the Audit Committee reports to the full board of directors, which also considers the Company's risk profile. The Audit Committee and the full board together focus on the most significant risks facing the Company, the Company's risk management strategy and ensure that the risks undertaken are consistent with the board's tolerance for risk. While the board is responsible for setting, monitoring and maintaining the Company's risk management policies and practices, the Company's executive officers and members of our management team are responsible for implementing and overseeing our day-to-day risk management processes. The Company believes that this division of responsibility is the most effective way to monitor and control risk.

Stockholder Communications

        We have established procedures for our security holders to communicate directly with our Board of Directors on a confidential basis. Security holders who wish to communicate with our Board of Directors or with a particular director may send a letter to our Board of Directors c/o the Corporate Secretary of FiberTower Corporation at 185 Berry Street, Suite 4800, San Francisco, California 94107. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Security Holder-Board Communication" or "Security Holder-Director Communication." All such letters must identify the author as a security holder and clearly state whether the intended recipients are all Members of the Board or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the directors addressed. If a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is "confidential." The Corporate Secretary will then forward such communication, unopened, to the Chairman of the Board.

Board Committees

        Our Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Copies of the Committee charters of each of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee can be found under the Investor Relations section of our website at http://www.fibertower.com. A summary of each Committee's function is set forth below.

  Audit Committee

        The Audit Committee assists the Board of Directors in monitoring and overseeing (1) our accounting and financial reporting processes and the audit of our financial statements, (2) the integrity of our financial statements, (3) our compliance with legal and regulatory requirements, (4) the qualifications and independence of our independent registered public accounting firm, and (5) the performance of our internal finance and accounting personnel. The Audit Committee engages the independent registered public accounting firm to audit our financial statements and perform services related to the audit. The Audit Committee also reviews the scope and results of the audit with the independent registered public accounting firm, reviews our quarterly and year end operating results with management and the independent registered public accounting firm, and monitors the adequacy of internal accounting procedures and controls. The Audit Committee held six meetings in 2009.

        Until December 22, 2009, Randall A. Hack, Mark E. Holliday, and Steven D. Scheiwe served on the Audit Committee, with Mr. Holliday serving as the Chairman of the Committee. The Board of Directors determined that each of Messrs. Holliday and Scheiwe was an "audit committee financial expert" under the rules and regulations of the SEC and had accounting or related financial management expertise as those terms are defined in the rules of the Nasdaq Global Market. The Board determined that each member of the Audit Committee was financially literate and sophisticated as those terms are defined in the rules of the Nasdaq Global Market. The Board also determined that each member of the Audit Committee was independent, as independence for audit committee members is defined in the applicable listing standards of the Nasdaq Global Market.

        Effective December 22, 2009, Mark E. Holliday, Steven D. Scheiwe and John K. Braniff were appointed to serve on the Audit Committee, with Mr. Holliday serving as the Chairman of the Audit Committee. The Board of Directors has determined that each of Messrs. Holliday, Scheiwe and Braniff is an "audit committee financial expert" under the rules and regulations of the SEC and has accounting or related financial management expertise as those terms are defined in the rules of the Nasdaq Global Market. The Board has determined that each member of the Audit Committee is financially literate and sophisticated as those terms are defined in the rules of the Nasdaq Global Market. The Board has also determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the applicable listing standards of the Nasdaq Global Market.

  Report of the Audit Committee of the Board of Directors

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Audit Committee of the Board of Directors
Mark E. Holliday, Chairman
Steven D. Scheiwe
John K. Braniff

  Compensation Committee

        The Compensation Committee has responsibility for (1) assisting the Board of Directors with its responsibilities relating to compensation of our executive officers, (2) developing an executive compensation strategy and framework consistent with corporate objectives and stockholder interests, (3) reviewing and determining the compensation of our CEO and certain other senior officers, (4) overseeing and advising the Board on the adoption of policies that govern our overall compensation programs, including cash and equity-based incentive compensation and benefit programs, and (5) administering and making grants under our equity compensation plans. The Compensation Committee held nine meetings in 2009.

        For a description of the Compensation Committee's processes and procedures for the consideration and determination of executive compensation, please read the Compensation Discussion and Analysis below.

        Until December 22, 2009, John P. Kelly, Neil S. Subin and Steven D. Scheiwe served on the Compensation Committee, with Mr. Kelly serving as Chairman of the Committee. The members of the Compensation Committee were independent in accordance with the listing requirements of the Nasdaq Global Market.

        Effective December 22, 2009, John P. Kelly, Steven D. Scheiwe and Randall A. Hack were appointed to serve on the Compensation Committee, with Mr. Kelly serving as Chairman of the Committee. The members of the Compensation Committee are independent in accordance with the listing requirements of the Nasdaq Global Market.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee has responsibility for (1) identifying and reviewing director candidates, (2) recommending the Director Nominees for the next Annual Meeting of Stockholders, (3) assessing and monitoring, with the involvement of the Board, the performance of the Board, (4) recommending Board committee members and (5) reviewing corporate governance issues and practices of the Company. The Committee also considers nominees recommended by stockholders in accordance with the policy set forth under "Director Nominating Process" below.

        Until December 22, 2009, John B. Muleta and Randall A. Hack served on the Nominating and Corporate Governance Committee, with Mr. Hack serving as Chairman of the Committee. The members of the Nominating and Corporate Governance Committee were independent in accordance with the listing requirements of the Nasdaq Global Market. The Nominating and Corporate Governance Committee did not formally meet in 2009.

        Effective December 22, 2009, John K. Braniff, Philip M. Kelley and John P. Kelly were appointed to serve on the Nominating and Corporate Governance Committee, with Mr. Braniff serving as Chairman of the Committee. The members of the Nominating and Corporate Governance Committee are independent in accordance with the listing requirements of the Nasdaq Global Market.

        While the Nominating and Corporate Governance Committee is responsible for identifying and reviewing director candidates, in 2009, the entire Board participated in the process of filling the vacancies created by Board member resignations. Candidates were interviewed by the Board and certain executive officers, and recommendations were voted upon by the entire Board, leading to the election of Messrs. Kelley and Braniff to the Board of Directors. The reappointments of Messrs. Hack and Holliday were also determined by the full Board of Directors, rather than the Nominating and Corporate Governance Committee, given the Board's familiarity of both candidates.

Director Nominating Process

        We expect that going forward, the Nominating and Corporate Governance Committee of our Board of Directors will carry out our nominating process, including identifying and evaluating individuals qualified to become members of the Board and recommending director nominees for the Annual Meeting of Stockholders. We do not currently pay fees to any third party to identify, evaluate or assist in identifying or evaluating potential nominees for the Board of Directors. The Nominating and Corporate Governance Committee will consider such factors as it deems appropriate to assist in developing a Board of Directors and committees that are diverse in nature and comprised of experienced and seasoned advisors, including a candidate's independence, depth of experience and availability, the balance of the business interests and experience of the incumbent or nominated directors, diversity (including factors such as race, gender or experience), and the need for required expertise on the Board of Directors or one of its committees.

        While the Company does not have a formal diversity policy, the Nominating and Corporate Governance Committee will analyze diversity issues such as a nominee's range of expertise, including financial and industry expertise, and knowledge. Additionally, the Nominating and Corporate Governance Committee will analyze the employment and educational backgrounds of nominees, which, when considered individually or together with the Board of Directors as a whole, should provide a sufficiently broad perspective to allow the nominee to make meaningful contributions to the Board of Directors.

        The Nominating and Corporate Governance Committee will assess annually the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Nominating and Corporate Governance Committee will then initiate a search, working with staff support and seeking input from other directors and senior management. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board of Directors will then be identified. The Nominating and Corporate Governance Committee will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, the Nominating and Corporate Governance Committee and the Chief Executive Officer will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the entire Board of Directors for final evaluation.

        The Nominating and Corporate Governance Committee will consider for nomination to the Board of Directors persons recommended by stockholders or groups of stockholders that, individually or as a group, have beneficially owned at least 5% of our outstanding shares of common stock for at least one year ("Nominating Stockholder") prior to the date the Nominating Stockholder submits such candidate for nomination as a director. A Nominating Stockholder or group of Nominating Stockholders may submit only one candidate to the Nominating and Corporate Governance Committee for consideration. There is no difference in the manner in which the Nominating and Corporate Governance Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting board nominees. To be considered in the Nominating and Corporate Governance Committee's selection of board nominees, recommendations from stockholders must be received by the Secretary of the Company in writing by a date not later than the 120th calendar day before the date of the Proxy Statement for the previous year's Annual Meeting. Recommendations should identify as to the stockholder giving notice and for each person the stockholder proposes to recommend as a nominee to the board (1) the name, address and number of shares of common stock beneficially owned by the Nominating Stockholder; (2) a representation that the Nominating Stockholder meets the ownership requirements and will continue to meet them through the Annual Meeting date; (3) a description of all relationships, arrangements or understandings (written or oral) between or among the Nominating Stockholder and the candidate; (4) all information regarding the candidate that we would be required to disclose in a proxy statement; (5) confirmation that the candidate is independent; (6) consent of the candidate to be named as a nominee and to serve as a director if nominated and elected; (7) consent of the Nominating Stockholder to be named as the source of the nomination; and (8) a representation that if elected, the candidate will (i) represent all stockholders in accordance with applicable laws and our Certificate of Incorporation, Bylaws and other policies, (ii) comply with all rules, policies or requirements generally applicable to non-employee directors, and (iii) upon request, complete and sign a customary Directors and Officers Questionnaire.

Code of Ethics

        Our Board of Directors has adopted a Corporate Code of Business Conduct and Ethics applicable to all of our directors, officers and employees, including our Principal Executive Officer and our Principal Financial and Accounting Officer. A copy of the Code is available on the Investor Relations portion of our website at www.fibertower.com. Any waivers of the Code for directors or executive officers must be approved by the Board.

 Compensation Committee Interlocks and Insider Participation

        John P. Kelly, Steven D. Scheiwe and Neil S. Subin served on the Compensation Committee during 2009, and Randall A. Hack was appointed to serve on the Compensation Committee effective December 22, 209. None of these directors is or has been in the past an officer or employee of the Company or any of its subsidiaries and none has any interlocking or other relationship with the Company or its management requiring disclosure, except as disclosed under "Certain Relationships and Related Transactions" below.

Certain Relationships and Related Transactions

        The following information regarding certain transactions with holders, either of record or beneficially, of more than five percent of our common stock does not include information for any period during which such person or entity, as the case may be, was not a five percent holder. As provided in the Audit Committee's written charter, it is our policy that the Audit Committee reviews all transactions between the Company and any related parties or affiliates.

        Crown Castle Investment Corp. ("Crown Castle Investment"), which owns approximately 5.8% of our common stock, leases its communications facilities to FiberTower. During the year ended December 31, 2009, we paid Crown Castle Investment approximately $3.6 million under these leases. Crown Castle Investment also had previously entered into an exclusivity agreement under which Crown Castle Investment agreed not to compete directly with us as a provider of backhaul services and not to invest in other entities in 20 designated markets. This agreement terminated in January 2009. John P. Kelly, the Chairman of our Board of Directors, serves on the board of directors of Crown Castle, which is the sole stockholder of Crown Castle Investment, and Randall A. Hack, a member of our Board of Directors, formerly served on the board of directors of Crown Castle. Philip M. Kelley, a member of our Board of Directors, serves as Senior Vice President, Corporate Development and Strategy for Crown Castle.

Director Compensation

        The following table sets forth the compensation awarded to, earned by, or paid to our non-management directors for the fiscal year ended December 31, 2009.

Director Compensation for Fiscal Year 2009

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)(5)	Option Awards(4)	All Other Compensation(3)(5)	Total(2)
John P. Kelly, Chairman(6)	—	—	—	—	—
John D. Beletic, Former Chairman(7)	$46,000	$43,978	—	$106,222	$196,000
John K. Braniff(8)	—	—	—	—	—
Randall A. Hack(9)	$59,750	$24,921	—	$60,079	$144,750
Mark E. Holliday(9)	$57,582	$24,921	—	$60,079	$142,582
Philip M. Kelley(10)	—	—	—	—	—
John B. Muleta(7)	$48,334	$24,921	—	$60,079	$133,334
Steven D. Scheiwe	$70,000	$24,921	—	$60,079	$155,000
Neil S. Subin(7)	$61,000	$24,921	—	$60,079	$146,000

(1)
Compensation paid to Kurt J. Van Wagenen for his service as an executive officer is shown in the Summary Compensation Table. He did not receive additional compensation for his services as a director.

(2)
Represents amounts earned by directors in 2009, plus the following amounts earned by directors in 2008 but paid in 2009: Mr. Beletic, $11,000; Mr. Hack, $12, 250; Mr. Holliday, $3,582; Mr. Muleta, $13,334; Mr. Scheiwe, $12,500; and Mr. Subin $12,500.

(3)
Represents the dollar amount recognized for restricted stock grants for financial reporting purposes with respect to the fiscal year in accordance with Financial Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718"), which is equal to the grant date fair value of such grants. Each of Messrs. Hack, Holliday, Muleta, Scheiwe and Subin received a restricted stock grant with a grant date fair value of $24,921 on January 20, 2009. Our Board of Directors and Compensation Committee approved a restricted stock grant to Mr. Beletic, as our non-employee Chairman of the Board, with a grant date fair value of $43,978 on January 20, 2009. Because such restricted stock grants vested on the day following the date of grant and are therefore no longer restricted, none of our non-employee directors held any shares of restricted stock on December 31, 2009.

(4)
As of December 31, 2009, Mr. Hack held 11,299 vested stock options.

(5)
Our existing Stock Incentive Plan (the "Existing Plan") provides for the annual grants of restricted stock to each non-employee director on the date of the first regularly scheduled meeting of the Board of Directors in each calendar year. Under the Existing Plan, each non-employee director receives a number of shares of restricted stock equal in value to $85,000 (measured by the fair market value on the date of grant). In addition, our Board of Directors and Compensation Committee approved an annual grant of restricted stock equal in value to $65,000 as additional compensation to a non-employee Chairman of the Board in addition to the annual restricted stock grants awarded to each non-employee director.

In November 2008, due to the low market value of our common stock, the Board of Directors amended the Existing Plan to add a limitation on the number of shares of restricted stock that could be issued under the annual grants of restricted stock to each non-employee director. The Existing Plan, as amended, provides that in no event shall the aggregate number of shares of restricted stock granted to all of the participating non-employee directors exceed 0.7% of the total number of fully diluted outstanding shares of common stock as of the date of such grant. In connection with this amendment to the Existing Plan, the Board of Directors determined that if the number of shares of restricted stock that would otherwise have been granted to the participating non-employee directors under the Existing Plan is reduced because of this limitation, each participating non-employee director will be paid an additional cash amount equal to the difference between $85,000 (or $150,000 in the case of a non-employee Chairman of the Board) and the market value of the shares or restricted stock granted to such participating non-employee director based on the closing market price on the date of grant. In accordance with the Existing Plan, these annual restricted stock grants to non-employee directors were made at the first regularly scheduled meeting of the Board of Directors in January 2009. Each participating non-employee director (other than the Chairman) received 15,576 shares of restricted stock and $60,079 in cash. The Chairman received 27,486 shares of restricted stock and $106,022 in cash.

(6)
Prior to his appointment as Chairman of the Board of Directors on December 22, 2009, Mr. Kelly had declined to receive compensation for his board services. Effective with the restricted shares awarded to non-employee directors on February 3, 2010, Mr. Kelly elected to begin receiving the compensation paid to all non-employee directors. We anticipate that Mr. Kelly will receive additional compensation for serving as the non-employee Chairman of our Board of Directors.

(7)
In connection with the consummation of the Exchange Offer and redemption of debt on December 22, 2009, the resignations of Messrs. Beletic, Muleta and Subin became effective.

(8)
Mr. Braniff became a member of our Board of Directors on December 22, 2009.

(9)
In connection with the consummation of the Exchange Offer and redemption of debt on December 22, 2009, the resignations of Messrs. Hack and Holliday became effective. In order to maintain continuity and provide for a sufficient number of independent directors, Messrs. Hack and Holliday were reappointed to serve on the Board until the 2010 Annual Meeting of Stockholders.

(10)
Mr. Kelley became a member of our Board of Directors on June 3, 2009. He has declined to receive compensation for his board services.

        Our director cash compensation policy for our non-employee directors provides that each non-employee director receives an annual retainer of $20,000 per year (which is paid quarterly). The chairperson of the Audit Committee receives an additional $10,000 per year (which is paid quarterly). The chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an additional $5,000 per year (which is paid quarterly). Non-employee directors also receive $1,500 for each board meeting and committee meeting attended. In addition, all directors receive reimbursement of expenses incurred in attending meetings.

        Prior to his appointment as Chairman of the Board of Directors on December 22, 2009, Mr. Kelly had declined to receive compensation for his board services. Effective with the restricted shares awarded to non-employee directors on February 3, 2010, Mr. Kelly elected to begin receiving the compensation paid to all non-employee directors. We anticipate that Mr. Kelly will receive additional compensation for serving as the non-employee Chairman of our Board of Directors.

 EXECUTIVE OFFICERS

        The following sets forth information with respect to our executive officers (except for Mr. Van Wagenen, whose biographical information is set forth below under "Proposal 1—Election of Directors"):

  Thomas A. Scott, age 34

        Mr. Scott has served as our Chief Financial Officer, Treasurer and Secretary since March 2006, and served as our co-President from January 21, 2008 through April 9, 2008 on an interim basis. Mr. Scott served as our Vice President, Business Development and Finance from October 2005 through March 2006. From November 2004 through October 2005, he served as Acting President and Acting Chief Operating Officer of Teligent, Inc., a fixed wireless CLEC (or competitive local exchange carrier) company. From January 2002 until October 2005, Mr. Scott was the managing director of TAS Advisors, LLC, a communications consulting firm. From 1999 until January 2002, he served as Senior Director, Corporate Development for Winstar Communications, Inc. Mr. Scott holds a B.A. degree and a M.B.A. degree from the University of Virginia.

  Ravi Potharlanka, age 42

        Mr. Potharlanka was appointed as our Chief Operating Officer in January 2008, and served as our co-President from January 21, 2008 through April 9, 2008 on an interim basis. Mr. Potharlanka served as our Senior Vice President—Operations from the date of the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006 until January 2008 and served as President of Market Operations with FiberTower Network Services Corp. from September 2003 through the date of the merger. Prior to that, he served as FiberTower Network Services Corp.'s VP of Market Operations and VP of Strategic Partnerships between August 2001 and August 2003. From August 1997 to July 2001, Mr. Potharlanka served in various capacities at Teligent, Inc., a fixed wireless CLEC (or competitive local exchange carrier) company, most recently as Vice President of International Market Development. Prior to that, from August 1991 to December 1995, he served as Director of Product and Technology Development at Nextel Corporation and as Manager of Technology Development at Airtouch. Mr. Potharlanka holds a B.E. degree in Electrical Engineering from Regional Engineering College, Trichy (India), a M.S. degree in Electrical Engineering from the University of California, Davis, and a M.B.A. degree from Harvard Business School.

  Joseph M. Sandri, Jr., age 46

        Mr. Sandri has served as our Senior Vice President—Government and Regulatory since the completion of the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006. Mr. Sandri served as Senior Vice President, and President of First Avenue Networks Solutions, Inc., a First Avenue subsidiary, from May 2005 through the date of the merger. From December 2004 to May 2005, he served as President for IDT Spectrum, Inc, a fixed wireless carriers' carrier. He also served as Senior Vice President of Winstar Government Solutions, Inc., an IDT Corporation subsidiary, from April 2004 to May 2005. From December 2001 to May 2005 he also served as Senior Vice President & Regulatory Counsel of Winstar Communication LLC, an IDT Corporation subsidiary. From January 1996 to December 2001 he served as Regulatory Counsel of Winstar Communications, Inc., first as Assistant Vice President until his promotion to Senior Vice President in December 2001. From 1992 to 1995 he served in private practice as a telecommunications attorney for Keller & Heckman, LLP. Mr. Sandri holds a B.S. degree from the University of Maryland, a J.D. degree from the Catholic University Columbus School of Law, and certification from the Institute for Communications Law Studies in Washington, D.C.

  Patrick J. Coughlin, age 45

        Mr. Coughlin was appointed as our Senior Vice President of Sales and Marketing on February 17, 2009. He had previously served, since January 2006, as Vice President of Sales and Marketing at RCNMetro (formerly NEON Communications and Globix Corporation), where he was responsible for sales and marketing for the entire U.S. and oversaw a sales team comprised of 55 persons. Prior to that position, he served as Senior Director of Sales at NEON from October 2001 until December 2005. Mr. Coughlin also served as a Senior Account Executive with NEON and other telecommunications companies, including AT&T and USTelecenters. Mr. Coughlin holds a BA from the University of Massachusetts, Amherst.

  David L. Jones, age 46

        Mr. Jones has served as our Senior Vice President of Network Services since April 20, 2009. He served as Vice President, Hi-Capacity Planning and Development from July 2008 to April 2009, and as our Vice President of Field Engineering from January 2006 through June 2008. From June 2005 through January 2006, he served as our Vice President for Market Planning and Deployment. Mr. Jones was Principal of DLJ Consulting, an engineering and telecommunications consulting firm, from June 2004 through June 2005 and from April 2001 through March 2002. He served as Chief Technology Officer for International Mobile Communications from March 2002 through June 2004. From August 1999 through March 2001 he served as Regional Vice President for Engineering and Network Operations for Formus Communications Europe. Mr. Jones holds a B.S. in Electrical Engineering and an M.S. in Telecommunications from the University of Colorado, Boulder.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The following discussion and analysis of compensation arrangements of the executive officers named in the Summary Compensation Table for the fiscal year ended December 31, 2009, whom we refer to as our Named Executive Officers, or NEOs, should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. This discussion also contains certain statements regarding future individual and Company performance targets and objectives. These targets and objectives are disclosed in the limited context of our Compensation Discussion and Analysis and should not be construed to be statements of management's expectations or estimates of results or other guidance. We caution investors not to apply these statements to other contexts.

    Executive Compensation Program Overview

        Our executive compensation strategy has been designed to attract and retain highly qualified executive officers and to align their interests with those of our investors by linking significant components of executive officer compensation with the achievement of specific business and strategic objectives and our overall financial performance. We seek to employ executive officers who are entrepreneurially driven, and accordingly, we have sought to offer a compensation package that places a significant amount of their compensation at risk by providing a substantial part of compensation in the form of incentive compensation. Historically, the conservation of cash resources for use in growing our business has also been an objective in designing our compensation arrangements.

        We have designed our executive compensation program to be competitive with comparable employers and to align our executive officer's incentives with the long-term interests of our stockholders. Our compensation decision-making process consists of establishing targeted overall compensation for each executive officer and then allocating that compensation among the following components:

  •
  base salaries;

  •
  annual short-term cash incentive awards; and

  •
  long-term equity incentive compensation.

        We consider our short-term and long-term incentive compensation to be key elements of our compensation program for executive officers. We expect our executive management team not only to strive to increase the equity value of our company but also to expand our business within the next several years. We believe that having a meaningful amount of each executive officer's compensation be variable, at risk and paid based on our results of operations and growth in the equity value of our company, aligns our executive officers' interests with those of our stockholders.

        It has been our philosophy that alignment between stockholders and executive officers is best achieved by providing a portion of total compensation in the form of equity comprised of either stock options or restricted stock. Accordingly, we have designed total compensation programs for our executive officers to provide base compensation levels, annual cash incentive award opportunities and long-term incentive compensation awards that are economically equivalent to typical programs available for comparable executive officers in similarly situated public companies. Although we did not retain a compensation consultant for 2009, we believe, based on the collective experience of our Compensation Committee and others, that the cash and equity components of our executive officers' compensation are comparable to the median compensation levels that may be offered by similar companies. The

Committee determined compensation levels that it concluded were appropriate based on the general business and particular compensation experience and knowledge of its members gained from working with public companies.

        Our Named Executive Officers for 2009 were Kurt J. Van Wagenen, President and Chief Executive Officer; Thomas A. Scott, Senior Vice President and Chief Financial Officer; Ravi Potharlanka, Senior Vice President and Chief Operating Officer; Joseph M. Sandri, Jr., Senior Vice President, Regulatory & Government; and Patrick J. Coughlin, Senior Vice President, Sales & Marketing.

        The section below titled "—2010 Compensation Framework—Executive Compensation Policies for 2010" lists our current executive officers and their 2010 base salaries and target bonuses.

    Executive Compensation Program Objectives

        Our 2009 incentive compensation program elements were primarily structured to reward our executive officers for achieving certain financial and business objectives. We believe that the attainment of these specific financial objectives assist in the fulfillment of our strategic objectives, including the following:

  •
  to increase stockholder value;

  •
  to grow our company in an efficient manner; and

  •
  to conserve and optimally utilize cash resources for the future growth of our business.

        To ensure that our executive compensation program is achieving, and continues to achieve, these specific financial objectives, we have developed a chain of processes for the review and modification, as necessary, of both our executive compensation program and the awards and benefits granted thereunder.

  Compensation Committee Authority

        The compensation of our executive officers is administered by the Compensation Committee of our Board of Directors, which is composed of three members, John P. Kelly, Steven D. Scheiwe and Randall A. Hack, with Mr. Kelly serving as the Chairman of the Committee. Prior to December 22, 2009, the Compensation Committee was composed of three members, John P. Kelly, Neil S. Subin and Steven D. Scheiwe, with Mr. Kelly serving as the Chairman of the Committee.

        Our Board of Directors appoints the members of the Compensation Committee and delegates to the Committee the direct responsibility for, among other matters, approving the compensation arrangements for our executive officers, issuing the Compensation Committee report on executive compensation for inclusion in our Annual Proxy Statement, and otherwise overseeing and advising the Board of Directors on the adoption of policies that govern our compensation programs, including our stock and benefit plans. The principal responsibilities and functions of the Committee are, among other matters, to:

  •
  review the performance of the Chief Executive Officer, or CEO, and executive management;

  •
  review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation levels consistent with Company philosophy;

  •
  approve the salaries, bonus and other compensation for all executive officers, provided that as to the CEO the Committee will recommend appropriate salary, bonus and other compensation to the Board of Directors for approval;

  •
  review and approve the awards made under any executive officer bonus plan, and provide an appropriate report to the Board of Directors; and

  •
  review and make recommendations concerning long-term incentive compensation plans, including making and authorizing grants, in accordance with the terms of those plans.

        Our Board of Directors has determined that each member of the Compensation Committee is independent under the listing standards of the Nasdaq Global Market, the Securities and Exchange Commission rules and the relevant securities laws, and that each member is an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. In 2009, our Compensation Committee held nine meetings and did not act by written consent.

  Role of Compensation Experts

        Pursuant to its charter, the Compensation Committee is authorized to retain outside counsel or other experts or consultants as it deems appropriate. The Committee did not retain the services of a compensation consultant to design, review or evaluate our executive compensation arrangements for 2009 or prior to that time. Instead, for 2009, the Committee considered the following factors, among other matters, in determining compensation levels for our executive officers:

  •
  the qualifications, skills and experience level of the respective executive officer;

  •
  the position, role and responsibility of the respective executive officer in the Company; and

  •
  the general business and particular compensation experience and knowledge of the Committee's members gained through extensive experience working in and with public companies in similar industries as our executive officers.

        In performing its duties in 2010, the Committee has obtained, and will continue to obtain, input from a compensation consultant, as it deems necessary. While the compensation consultant is engaged directly by the Committee, the consultant works with management, including our senior human resources executive, our CFO and our CEO, in developing compensation studies, as directed by the Committee.

  Role of Our Executive Officers in the Compensation Process

        While the Committee regularly holds executive sessions at its meetings, during which our executive officers, including our CEO, are not in attendance, members of our management team, including our senior human resources executive, our CFO and our CEO, regularly assist the Committee with the preparation and review of Committee materials.

        Mr. Van Wagenen was actively involved in providing the initial recommendations to the Committee in its evaluation and design of 2009 compensation programs for our executive officers, including the recommendation of individual compensation levels for executive officers other than himself. Mr. Van Wagenen was not present during Compensation Committee deliberations and voting pertaining to the determination of his own compensation.

    Elements of Executive Compensation

        The principal elements of compensation and benefits that we provide to our executive officers, each of which is discussed in more detail below, include the following:

  •
  base salaries;

  •
  annual short-term cash incentive awards;

  •
  long-term equity incentive compensation;

  •
  severance benefits; and

  •
  perquisites and other benefits.

        We have designed our total compensation program to provide base compensation levels, annual cash incentive award opportunities and long-term incentive compensation awards that are economically equivalent to typical programs available for comparable executive officers in similarly situated public companies. We have structured our executive compensation program so that a significant portion of an executive's annual compensation will be paid in the form of at risk, performance-based, variable compensation. To achieve this structure, we have traditionally granted front-loaded stock options and restricted stock awards on a less-frequent than annual basis to motivate our executive officers and align their long-term interest with those of our stockholders.

  Base Salaries

        The base salaries of our executive officers are reviewed on an annual basis as well as at the time of a promotion or other material change in responsibilities. In addition to providing a minimum level of compensation competitive with the market, we target base salary compensation to align each position's base salary with such position's scope and level of responsibility. Adjustments in base salary are based on an evaluation of individual performance, our company-wide performance and the individual executive's contribution to our performance. The Committee reviews proposals with regard to base salary adjustments made by the CEO for executives other than himself and then either approves or amends these base salary adjustments. The Committee independently reviews the performance of the CEO and determines and approves any modifications to the CEO's base salary.

        With respect to 2010 base salaries, the Committee has, for the second consecutive year, approved the recommendation of the CEO that base salaries for the executive officers remain unchanged. As a result, base salaries for 2010, like base salaries for 2009, will be the same as those paid to the executive officers in fiscal 2008. See "2010 Compensation Framework—Executive Compensation Policies for 2010" below for information regarding 2010 annual base salaries and target bonus amounts for our current executive officers.

  Annual Short-Term Cash Incentive Awards

        Our executive officers participated in a short-term cash incentive program in 2009. The Summary Compensation Table below sets forth the amount of the short-term cash incentive earned by each NEO in 2009 in the column "Non-Equity Incentive Plan Compensation." The purpose of the short-term cash incentive is to create an "at risk" variable element of compensation that is directly linked to the achievement of specific short-term financial and operational performance metrics. The 2009 short-term cash incentive awards were earned and paid on a quarterly basis, based on the achievement of defined financial targets and specific non-financial objectives. The bonus metric categories are established by the Compensation Committee on an annual basis, with the target or objective for each metric being set by the Compensation Committee on a quarterly basis.

        In January 2009, we established the financial and non-financial performance metrics for 2009. Our 2009 performance metrics included:

  •
  incremental billing revenue;

  •
  contracted incremental sales;

  •
  reduction of backlog;

  •
  targeted wholesale channel partner agreements;

  •
  targeted levels of corporate Adjusted EBITDA*; and

  •
  network quality measurements.

  *        Adjusted EBITDA, which is a non-GAAP financial measure, is defined as net income (loss) from operations before interest, taxes, depreciation and amortization, impairment and restructuring charges, stock-based compensation, gain on early extinguishment of debt, debt exchange expenses and other income (expense).

        These metrics, and the associated quarterly performance targets and objectives, represent the factors that our Board of Directors deemed most important for 2009. The quarterly performance targets and objectives were determined with reference to our 2009 budget, which we used to manage our day-to-day business and were determined by the Compensation Committee and our Board of Directors to represent improvements in our financial and operational performance in 2009. Each executive officer had a target level of bonus which was considered difficult and challenging, yet achievable.

        While the general performance metrics are established by the Compensation Committee on an annual basis, the weighting of the metrics, as well as the specific performance target or objective for each metric, are established by the Compensation Committee on a quarterly basis. Neither the weight of each metric nor the quarterly performance targets and objectives vary between executive officers. The performance metric weighting for each fiscal quarter of 2009 were as follows:

	Performance Metric Weighting
Performance Metric	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Incremental Billing Revenue	25%	20%	20%	20%
Contracted Incremental Sales	10%(1)	10%	20%	20%
Reduction of Backlog	10%	20%	10%	10%
Targeted Wholesale Channel Partner Agreements	10%	10%	10%	10%
Adjusted EBITDA	25%	20%	20%	20%
Network Quality Measurements	20%	20%	20%	20%

TOTAL	100%	100%	100%	100%

  (1)        For the first quarter of 2009, the performance metric related to contracted high capacity services rather than contracted incremental sales.

        The following table illustrates the level of achievement of the target or objective for each performance metric, as well as the overall achievement of all performance metrics, for each fiscal quarter of 2009:

	Fiscal Year 2009 Performance Metric Achievement
	Incremental Billing Revenue	Contracted Incremental Sales		Reduction of Backlog	Wholesale Channel Partners	Adjusted EBITDA	Network Quality	Aggregate
First Quarter	47%	0	%(1)	2%	10%	32%	4%	95%
Second Quarter	40%	0%		4%	10%	40%	27%	121%
Third Quarter	7%	5%		1%	12%	25%	33%	83%
Fourth Quarter	24%	0%		0%	0%	13%	33%	70%

  (1)        For the first quarter of 2009, the performance metric related to contracted high capacity services rather than contracted incremental sales.

        See "Grants of Plan-Based Awards for Fiscal Year 2009" below for the target amounts that could have been received by each NEO under the cash bonus program for 2009. The 2009 cash bonus program did not provide for any minimum amount of bonus for any of the NEOs.

  Long-Term Incentive Compensation

        During 2009, we administered long-term incentive compensation awards through our existing Stock Incentive Plan (the "Existing Plan"), which provides for the issuance of both stock options and restricted stock. The objectives of the Existing Plan are to promote the interests of the Company and our stockholders by (1) aligning a portion of our compensation to growth in stockholder value, (2) retaining and recruiting staff and directors, and (3) promoting an ownership culture by facilitating the accumulation and retention of shares of common stock.

  Stock Incentive Plan

        Since its adoption in 2001, our Existing Plan has been used for the grant of equity-based compensation for purposes of retaining or recruiting employees, officers, directors and consultants, and rewarding and providing incentives for individual performance. We believe that our Existing Plan should enhance long-term stockholder value by offering opportunities to our officers, employees, directors and consultants to acquire a proprietary interest in us, thereby more closely aligning their interests with those of our stockholders. Our Existing Plan will terminate on December 20, 2011.

        Our Existing Plan provides for the grant of awards to our or our subsidiaries' employees, directors, officers and consultants. Awards under our Existing Plan may consist of restricted stock or incentive or non-qualified stock options to acquire shares of our common stock. Incentive stock options may be granted only to employees. By making grants of restricted stock and stock options under our Existing Plan, we seek to attract, retain and motivate our employees and other persons to devote their best efforts to our business and long-term success.

        As of April 19, 2010, there were                        shares of our common stock authorized for issuance under our Existing Plan, of which,                        were available for issuance. This includes 671,932 shares under an "evergreen" provision that provides for annual increases in the number of shares available for issuance under our Existing Plan on each anniversary of the August 29, 2006 completion date of the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. during the remaining term of the Existing Plan. The annual increase in the number of shares will be equal to the lesser of (i) 1.5% of the number of shares of our common stock outstanding at the time immediately prior to the date of increase, and (ii) a lesser number of shares determined by our Board of Directors.

        For a description of our Board of Director's proposals regarding the adoption of the FiberTower Corporation 2010 Stock Incentive Plan and the amendment to our Existing Plan to eliminate the "evergreen" provision, please see "Proposal 3—Adoption of the FiberTower Corporation 2010 Stock Incentive Plan" and "Proposal 4—Amendment to the existing Amended and Restated Stock Incentive Plan to Eliminate Further Increases of the Number of Shares Available for Issuance under this Plan," respectively, below.

  Stock Options Awards

        Stock options granted under our Existing Plan may be either incentive stock options, as defined in the Code, or non-qualified stock options. Subject to a maximum stock option term of five years, the Compensation Committee will determine the terms of stock options. Stock options granted under our Existing Plan may not be transferred except at death. Except in the case of substitute stock options, the exercise price of each stock option will not be less than 100% of the fair market value of the stock upon the date of the stock option grant. Employee stock option grants typically vest 25% on the anniversary of the hire or grant date and the remainder vest monthly over a period of 36 months in equal monthly installments.

        In the event of (i) any offer to holders of our common stock generally relating to the acquisition of all or substantially all of their shares, or (ii) any proposed transaction generally relating to the acquisition of substantially all of our assets or business, the Board of Directors may cancel any outstanding stock options and pay or deliver to the holder thereof an amount in cash or securities having a value equal to the product of (x) the number of shares of common stock that, as of the date of the consummation of such transaction, the holder of such stock option had become entitled to purchase (but had not purchased) multiplied by (y) the amount, if any, by which the formula or fixed price per share paid to such holders of shares of common stock pursuant to such transaction exceeds the stock option price applicable to such stock option shares.

        Generally, if a stock option holder's service relationship with us terminates other than by death or disability, any unvested stock options granted under our Existing Plan that are then held by the option holder will expire and any vested portion will remain exercisable for a period ranging from one month to 90 days, depending upon the circumstances of employment termination. If a stock option holder's service relationship with us terminates due to death or disability, any unvested stock options granted under our Existing Plan that are then held by the stock option holder will expire and any vested portion will remain exercisable for an additional one year.

        Certain provisions of our Existing Plan apply only to certain executive officers and are intended to comply with Section 162(m) of the Code, including an annual limit of $1.0 million on the number of shares with respect to stock options that may be granted under our Existing Plan in any calendar year. For additional information, please see "—Tax Implications of Executive Compensation" below.

        We have awarded all stock options to purchase our common stock to executive officers at the fair market value of our common stock at the grant date, based on the closing market price of our common stock on the date of the grant.

        In March 2009, the Committee authorized the grant of 330,000 stock options (the "2009 Annual Grant") to 28 employees, including 120,000 stock options to the then-serving NEOs, each with an exercise price of $1.40, the fair market value of our common stock on the date of grant. The 2009 Annual Grant stock options vest 25% on the first anniversary of the grant date and the remainder vest monthly over a period of 36 months in equal monthly installments. On December 22, 2009, 226,250 of the 330,000 2009 Annual Grant stock options vested on an accelerated basis, upon the consummation of our Exchange Offer and Mandatory Redemption. For additional information, please see "Introductory Note regarding the Exchange Offer and Redemption of Debt" above.

        The 2009 Annual Grant was made to employees at the director level and above. The 2009 Annual Grant was formulated by management as a motivational retention vehicle for our key employees to maintain their focus in driving operating results. At the time the 2009 Annual Grant was made, the Company's common stock was trading at well under $1.00 a share, on a pre-reverse stock split basis. Stock options were selected as the grant instrument both to align executive and stockholder interests in building equity value and to offer substantial long-term upside reward to those executives committed to the task. The size of grants made to our executive officers, with the exception of Mr. Van Wagenen, were determined to be consistent with those grants made to our executive officers in February 2008 and August 2006. The size of grants made to eligible employees other than our executive officers were made with progressively increasing separation factors of between 1.25 and 2.0 for employees at each successive employment level. While the size of grants varied between employees at different levels, the size of grants did not vary among employees at any given level. Management structured all grants, other than the grant to be awarded to Mr. Van Wagenen, and presented its 2009 Annual Grant proposal to the Compensation Committee for consideration and approval. The Compensation Committee independently structured Mr. Van Wagenen's grant in an executive session. In structuring the size of Mr. Van Wagenen's grant, the Compensation Committee sought to award a grant, the value of which was economically equivalent to those equity grants typically made to other CEOs in similarly situated public companies. As previously disclosed, for fiscal 2009, the Compensation Committee did not retain a compensation consultant to assist in surveying the compensation practices of similarly situated public companies.

        Other than grants made to newly hired employees, such as Mr. Coughlin, who joined us on February 17, 2009 as our Senior Vice President of Sales & Marketing, no additional equity compensation was awarded to our NEOs in 2009. Mr. Coughlin's new hire grant was determined consistent with the method described above for the 2009 Annual Grant (from which Mr. Coughlin was excluded), both for choice of grant instrument and size of grant made to an employee at his level, with his title.

  Restricted Stock Awards

        The Compensation Committee may grant shares of restricted stock to any employee, director or consultant. Restricted stock is stock which is subject to a risk of forfeiture, which we refer to as "unvested" restricted stock and non-transferable until the restrictions lapse. The Committee may determine what restrictions apply to the stock and when the restrictions of one award may differ from those of any other award. If for any reason the restrictions imposed by the Committee are not met at the end of the restricted period, the stock will be forfeited by the participant and reacquired by the Company. Unless otherwise provided in the grant, holders of restricted stock will have the right to vote the shares, receive dividends and all other rights of our stockholders. Generally, the restricted stock will be held in escrow by the Company until the restrictions lapse. Employee restricted stock grants typically vest at a rate of 25% per year on the anniversary dates of the grant.

        While the Company has historically granted a large percentage of equity compensation in the form of restricted stock, during 2009, after assessing market conditions, the decline in the value of the Company's common stock, business needs and competitive market data regarding long-term incentive program impacts on stockholder dilution for comparable companies, the Committee determined that an emphasis on stock options for fiscal 2009 would be appropriate to meet our long-term executive incentive program incentives. As such, in 2009, the Compensation Committee did not make any restricted stock grants to our executive officers.

  Vesting Schedule

        The following table lists the number of stock options and restricted shares outstanding as of December 31, 2009 that will vest each year from 2010 through 2013 and the percentage this equity represents of the 46,617,856 fully diluted shares outstanding as of December 31, 2009 (consisting of 46,701,278 shares issued and outstanding, 659,178 shares subject to outstanding stock options and 257,400 shares subject to outstanding warrants, but excluding shares issuable upon conversion of our Convertible Senior Secured Notes due 2012).

	Shares Subject to Options or Restricted Stock as of 12/31/09	Percentage of Fully Diluted Shares as of 12/31/09
Vested as of 12/31/09	516,218	1.11%
Vesting in 2010	109,001	0.23%
Vesting in 2011	111,708	0.24%
Vesting in 2012	41,469	0.09%
Vesting in 2013	—	—
Total outstanding as of 12/31/09	778,396	1.67%

  Employment and Retention Agreements

        The Board of Directors believes that establishing competitive severance arrangements with our executive officers is an effective means of recruiting and retaining high-performing executive officers. While we do not enter into employment or retention agreements with all of our executive officers, the Company is currently a party to three such agreements, with our three most highly compensated executive officers. A description of the key terms of each of agreement follows.

  Employment Agreement

        On April 9, 2008, Mr. Van Wagenen entered into an executive employment agreement with FiberTower (the "Employment Agreement"). Mr. Van Wagenen's Employment Agreement provides for an initial term of three years with automatic one-year extensions unless either party provides notice that the agreement is not to be extended. Pursuant to the Employment Agreement, Mr. Van Wagenen received, among other things, (i) a base annual salary of $350,000, subject to annual increases at the Board's sole discretion, and a bonus payment to be determined by the Board, where such bonus payment in 2008 could not exceed 150% of Mr. Van Wagenen's base salary, (ii) a restricted stock grant under our Existing Plan of 87,500 shares that will vest as to 25% of the total grant on each of the first, second, third and fourth anniversary of the date of the Employment Agreement and (iii) an option to acquire up to 112,500 shares of FiberTower's common stock under our Existing Plan at an exercise price of $14.30 per share, the fair market value of FiberTower's common stock on the date of the grant, with such options vesting as to 25% of the total grant on the first anniversary of the date of the Employment Agreement and the remainder vest monthly over a period of 36 months in equal monthly installments.

        FiberTower and Mr. Van Wagenen may terminate his Employment Agreement at any time by giving notice to the other party. If FiberTower terminates the Employment Agreement other than for "Cause" or if Mr. Van Wagenen terminates for "Good Reason," FiberTower will pay Mr. Van Wagenen certain severance payments as outlined in the Employment Agreement. In addition, if a "Change of Control" occurs (as such term is defined in the Employment Agreement), all of his unvested stock options and restricted stock shall accelerate and become vested and exercisable upon certain conditions, as outlined in his Employment Agreement.

        As defined in the Employment Agreement, "Cause" for termination includes: (i) the executive's failure to perform (other than by reason of disability), or serious negligence in the performance of, his material duties and responsibilities to the Company or any of its affiliates; provided that (A) this provision shall not apply to mere dissatisfaction with executive's performance or his failure to achieve particular objectives or goals, and (B) this provision shall only constitute "Cause" where the Company has previously provided the executive with reasonably detailed written notice of his alleged failure or negligence which the executive fails to cure within seven (7) days of receipt of that notice; (ii) material breach of Section 7 (Confidential Information), 8 (Assignment of Rights to Intellectual Property) or 9 (Restricted Activities) of the Employment Agreement or breach of any fiduciary duty owed to the Company or any of its affiliates; (iii) fraud or embezzlement or other dishonesty which is material (monetarily or otherwise) with respect to the Company or any of its affiliates; or (iv) indictment, conviction or plea of nolo contendere to a felony or other crime involving moral turpitude.

        As defined in the Employment Agreement, "Good Reason" for termination includes: (i) any material changes in the executive's title, duties, position, responsibilities or reporting relationships, where the executive has previously provided the Company with detailed written notice of such change(s) which the Company failed to cure within sixty (60) days of receipt of that notice; provided, however, that the failure of the executive to be elected to the Board of Directors or the failure of the Company to continue the executive's appointment or election as a director or officer of any of its affiliates shall not constitute "Good Reason;" (ii) any requirement by the Company that the executive relocate to an office location that is more than fifty (50) miles from his then-current regular office location (it being understood that as of the effective date of the Employment Agreement, the office location is the Company's offices in San Francisco, California); and (iii) failure of the Company to provide the executive cash compensation and benefits in accordance with the terms of Section 4 (Compensation and Benefits) of the Employment Agreement or under the Company's separate letter agreement with the executive, excluding any failure which is cured within ten (10) business days following notice from the executive specifying in detail the nature of such failure.

        Mr. Van Wagenen is also a party to a separate letter agreement with FiberTower, dated April 9, 2008. Pursuant to the letter agreement, which is construed in accordance with the Employment Agreement, we agreed to pay Mr. Van Wagenen (i) a cash bonus of $666,667 on April 9, 2010, if he is still employed as our Chief Executive Officer on such date, and (ii) an additional cash bonus of $333,333 on April 9, 2011, if he continues to remain so employed on such date. In addition, if on or before April 9, 2011, a Change of Control occurs, Mr. Van Wagenen's employment as Chief Executive Officer of the Company is terminated other than for Cause, or Mr. Van Wagenen terminates his employment as Chief Executive Officer of the Company with Good Reason, any amounts not yet paid to under the letter agreement shall become immediately due and payable.

        On October 26, 2009, the Company initiated an offer to exchange, which we refer to as the "Exchange Offer," any and all of our existing 9.00% Convertible Senior Secured Notes Due 2012 ("Notes due 2012") for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes Due 2012 (the "Interim Notes"). The Interim Notes were mandatorily redeemable for a combination of cash, shares of our common stock, and 9.00% Senior Secured Notes Due 2016 ("Notes due 2016"). We refer to the mandatory redemption of the Interim Notes as the "Mandatory Redemption." Consummation of the Exchange Offer and Mandatory Redemption resulted in a Change in Control of the Company, as defined by Mr. Van Wagenen's Employment Agreement. The payments received by Mr. Van Wagenen under the Employment Agreement and the letter agreement following the Change of Control are described below under "Potential Payments Upon Termination or Change-in-Control."

  Retention Agreements

        On February 11, 2008, we entered into letter agreements with Mr. Scott and Mr. Potharlanka, pursuant to which we agreed (i) to pay each executive a cash retention bonus of $666,667 on January 1, 2010 and an additional cash retention bonus of $333,333 on January 1, 2011 if he remains employed by us as our Chief Financial Officer or Chief Operating Officer, respectively, on such date and (ii) to make a restricted stock grant to each executive of 25,000 shares of our common stock, which shall vest as to 16,667 shares on January 1, 2010 and 8,333 shares on January 1, 2011 if he remains employed by us as our Chief Financial Officer or Chief Operating Officer, respectively, on such date.

        The letter agreements also provide that in the event that (i) a "Change of Control" (as defined in the letter agreements) occurs, (ii) we terminate the executive's employment without "Cause" or (iii) the executive terminates his employment with "Good Reason," any amounts not yet paid pursuant to the agreement will become immediately due and payable and any unvested shares of restricted stock granted pursuant to the agreement will become fully vested. The potential payments that could be received by Mr. Scott and Mr. Potharlanka under their letter agreements in the event of a termination of employment or a change of control are described below under "Payments Upon Termination or Change-in-Control."

        As defined in the letter agreements, "Cause" for termination includes: (a) unauthorized use or disclosure of the Company's confidential information or trade secrets, or the material misappropriation of property belonging to the Company; (b) material breach of any contract between the Company and the executive; (c) material breach of any policy of the Company applicable to employees of the Company generally (such as the Company's Procedures and Guidelines Governing Securities Trades by

Company Personnel or Amended and Restated Corporate Code of Business Conduct and Ethics); (d) failure to perform (other than by reason of disability), or serious negligence in the performance of, the executive's material duties and responsibilities to the Company; (e) fraud or embezzlement or other dishonesty which is material (monetarily or otherwise) with respect to the Company; or (f) indictment, conviction or plea of nolo contendere to a felony or other crime involving moral turpitude.

        As defined in the letter agreements, "Good Reason" for termination includes: (a) failure of the Company to continue the executive in the position (and with material duties and responsibilities consistent with such position), and with the title of Chief Financial Officer or Chief Operating Officer, as applicable; (b) failure of the Company to pay to the executive any material portion of the amounts required hereunder or any other compensation agreed by the Company to be paid to the executive, excluding any failure which is cured within ten (10) business days following notice from the executive to the Company specifying in detail the nature of such failure; or (c) permanent relocation of the executive's principal place of work to a location more than fifty (50) miles from the city of San Francisco, California; provided, however, that failure of the Company to continue the executive in the position (and with duties and responsibilities of such position) and with the title of Co-President will not constitute "Good Reason."

  Perquisites and Other Benefits

        We annually review the perquisites and other personal benefits that our executive officers receive. Our executive officers did not receive any perquisites during 2009.

        We maintain an employee benefit plan that provides our employees, including executives, with the opportunity to enroll in our health, dental, vision and term life insurance plans. The medical plan requires the employee to pay a portion of the premium, with the Company paying the remainder. We pay premiums in full on our dental and vision plans as well as our term life, accidental death and short- and long-term disability plans. These benefits are offered on the same basis to all employees. Our executives are also eligible to participate in our 401(k) Plan under the same parameters applicable to all other employees. At this time, we do not match employee contributions under our 401(k) Plan.

    2010 Compensation Framework—Executive Compensation Policies for 2010

        The following is a summary of the significant steps we have taken to date with respect to establishing 2010 executive compensation.

  2010 Base Salaries

        Subject to further review upon changed circumstances, we have established 2010 base salaries, which have remained at their 2009 levels, and target bonus amounts for our executive officers, which we believe to be appropriate given the stage of the Company, as set forth in the table below:

Executive Officer	2010 Base Salary	2010 Target Bonus
Kurt J. Van Wagenen	$350,000	$262,500
Thomas A. Scott	$250,000	$125,000
Ravi Potharlanka	$250,000	$125,000
Joseph M. Sandri, Jr.	$235,000	$99,875	(1)
Patrick J. Coughlin	$200,000	$250,000	(2)
David L. Jones	$209,000	$83,600

(1) Target bonus for Mr. Sandri is 50% of base salary for the first quarter of 2010 ($29,375) and 40% of base salary for the second, third and fourth quarters of 2010 ($70,500).

(2) Represents targeted sales commissions. Mr. Coughlin is not eligible for the Company's annual cash incentive program.

  2010 Annual Cash Incentive Awards

        In February 2010, we revised the 2010 bonus metrics for our executive officers to include two new measures. For 2010, the performance metrics for our executive officers include:

  •
  incremental billing revenue;

  •
  contracted incremental sales;

  •
  targeted on-time delivery of new customer orders;

  •
  targeted net new sites constructed at or under budget;

  •
  targeted levels of corporate Adjusted EBITDA; and

  •
  network quality measurements.

        Performance metric weighting, as well as the specific performance target or objective for each metric, is established by the Compensation Committee on a quarterly basis. The performance metric weighting for the first quarter of 2010 are as follows:

Performance Metric Weighting
Performance Metric	First Quarter 2010
Incremental Billing Revenue	20%
Contracted Incremental Sales;	20%
On-Time Deliveries of New Customer Orders	10%
Net New Sites Constructed at or under Budget	10%
Adjusted EBITDA	20%
Network Quality Measurements	20%

  2010 Long-Term Equity Incentive Compensation

        Our equity compensation strategy has traditionally focused on granting our executive officers front-loaded stock options and restricted stock awards, which we believe align their interests with the long-term interests of our stockholders. While we have historically granted a large percentage of equity compensation in the form of restricted stock, for 2009, after assessing market conditions, the decline in the value of the Company's common stock, business needs and competitive market data regarding long-term incentive program impacts on stockholder dilution for comparable companies, the Compensation Committee determined that an emphasis on stock options for fiscal 2009 would be appropriate to meet our long-term executive incentive program incentives. Going forward, we intend to shift the focus of our long-term equity incentive compensation program back to restricted stock.

  Restricted Stock Awards

        The consummation of our Exchange Offer and Mandatory Redemption, in December 2009, accelerated the vesting of a significant portion of the then-outstanding long-term equity awards held by our executive officers. For additional information, please see "Payments Upon Termination or Change-in-Control—Change of Control Payments" below. In order to maintain the long-term alignment of our executive officers' interests with those of our stockholders, in 2010, assuming that our stockholders approve the adoption of the FiberTower Corporation 2010 Stock Incentive Plan, the Compensation Committee intends to grant our executive officers front-loaded restricted stock awards, which will be subject to a three-year vesting period. Following these grants, the Compensation

Committee does not anticipate granting additional equity compensation to our executive officers for the next two years.

        The Compensation Committee anticipates making two tranches of simultaneous grants in 2010:

  •
  time-based; and

  •
  performance-based,

        each with three-year vesting schedules. The performance-based grants are expected to become eligible for end-of-performance-period cliff vesting 50% upon achievement of the target for the price of the Company's common stock remaining at or above $7 a share for 20 continuous trading days at any time during the performance period and end-of-performance-period cliff vesting 50% upon the achievement of the target for the price of the Company's common stock remaining at or above $10 a share for 20 continuous trading days at any time during the performance period. While the performance-based grants will become eligible for vesting upon attaining each threshold, no eligible portion of the award will vest until the end of the three-year vesting period. For a description of the FiberTower Corporation 2010 Stock Incentive Plan, please see "Proposal 3—Adoption of the FiberTower Corporation 2010 Stock Incentive Plan" below.

  Stock Option Awards

        As described above, the Compensation Committee does not anticipate issuing stock options to our executive officers in 2010.

    Other Matters

  Stock Ownership Requirements

        We do not currently have any policy or guidelines that require a specified ownership of our common stock by, or stock retention guidelines applicable to equity-based awards granted to, our executive officers. See "Outstanding Equity Awards at Fiscal Year-End 2009" for information regarding outstanding options and restricted stock awards held by our NEOs and "Security Ownership of Certain Beneficial Owners and Management" for information regarding shares of our common stock beneficially owned by our NEOs. Effective February 2010, members of our Board of Directors who accept equity-based awards as compensation for their service as non-employee directors of the Company are required to enter into contractual lock-up agreements with the Company, whereby each agrees to retain, at all times during their service as a director, a minimum stock ownership interest in the Company of at least 15,000 shares of common stock of the Company.

  Tax Implications of Executive Compensation

        Our aggregate deductions for each executive officer's compensation are potentially limited by Section 162(m) of the Internal Revenue Code to the extent the aggregate amount paid to an executive officer exceeds $1.0 million, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions specified in the Internal Revenue Code. As described in greater detail in footnotes 2, 4 and 6 to the Summary Compensation Table and in "—Payments Upon Termination or Change-in-Control" below, in connection with the consummation of the Company's Exchange Offer and Mandatory Redemption in December 2009, certain bonus payments owed to Messrs. Van Wagenen, Scott and Potharlanka under employment and retention agreements were accelerated. As a result of this acceleration, the aggregate amount paid to each of these executive officers in 2009 exceeded $1.0 million. However, as the acceleration of these payments was not contemplated or anticipated until late 2009 and the fair market value of our common stock was below $1.00 per share, on a pre-reverse stock split basis, at the time 2009 compensation was determined, our Compensation Committee did not consider the impact of Section 162(m) in determining compensation levels for these executive officers in 2009.

Compensation Committee Report

        The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
John P. Kelly, Chair
Steven D. Scheiwe
Randall A. Hack

Summary Compensation Table

        The following table sets forth the aggregate compensation awarded to, earned by, or paid during 2009, 2008 and 2007, as applicable, to our NEOs. See "Compensation Discussion and Analysis" above for a narrative description of the elements of compensation shown below and material factors affecting compensation.

Name and Principal Position	Year	Salary		Bonus		Stock Awards(1)(2)	Option Awards(1)(2)	Non-Equity Incentive Plan Compensation(3)		All Other Compensation		Total
Kurt J. Van Wagenen	2009	$350,000		$666,667	(4)	—	$60,000	$241,631		—		$1,318,298
President and Chief	2008	$246,346		—		$1,251,250	$821,250	$202,406		$79,903	(5)	$2,601,156
Executive Officer
Thomas A. Scott	2009	$250,000		$666,667	(6)	—	$30,000	$115,064		—		$1,061,731
Senior Vice President and	2008	$250,000		—		$805,000	—	$144,919		$14,479	(5)	$1,214,398
Chief Financial Officer	2007	$196,250		—		—	—	$116,764		—		$313,014
Ravi Potharlanka	2009	$250,000		$666,667	(6)	—	$30,000	$115,064		—		$1,061,731
Senior Vice President and	2008	$250,000		—		$805,000	—	$144,919		—		$1,199,919
Chief Operating Officer	2007	$196,154		—		—	—	$57,190		—		$253,344
Joseph M. Sandri, Jr.	2009	$235,000		—		—	$24,000	$110,128		—		$369,128
Senior Vice President	2008	$235,000		—		$241,500	—	$131,011		—		$607,511
Regulatory & Government	2007	$235,000		—		—	—	$76,486		—		$311,486
Patrick J. Coughlin	2009	$174,247	(7)	$50,000	(7)	—	$24,000	$121,799	(8)	—		$370,046
Senior Vice President
Sales & Marketing

(1)
The amounts reported with respect to stock and option awards made during the fiscal year represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718").

Refer to "Note 2—Basis of Presentation and Accounting Policies" and "Note 11—Stockholders' Equity and Stock Based Compensation" in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a description of all assumptions made in the valuation of the awards reflected in the Stock Awards and Option Awards columns above.

(2)
On October 26, 2009, the Company initiated an offer to exchange, which we refer to as the "Exchange Offer," any and all of our existing 9.00% Convertible Senior Secured Notes Due 2012 ("Notes due 2012") for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes Due 2012 (the "Interim Notes"). The Interim Notes were mandatorily redeemable for a combination of cash, shares of our common stock, and 9.00% Senior Secured Notes Due 2016 ("Notes due 2016"). We refer to the mandatory redemption of the Interim Notes as the "Mandatory Redemption." Consummation of the Exchange Offer and Mandatory Redemption, on December 22, 2009, triggered the Change of Control provisions in certain agreements between the Company and each of Messrs. Van Wagenen, Scott and Potharlanka and triggered the acceleration of vesting on all outstanding equity awards held by Messrs. Sandri and Coughlin.

Pursuant to the terms of the agreements between the Company and Messrs. Van Wagenen, Scott and Potharlanka, all unvested stock options and restricted stock held by these officers would automatically vest in full upon a Change of Control. The only exception to this immediate acceleration relates to Mr. Van Wagenen, whose unvested stock options and restricted stock would vest in full six months after the completion of the Change of Control if he remained employed by the Company at that time. In anticipation of the Change of Control, on December 16, 2009, the Company entered into a Waiver of Acceleration of Benefits Upon a Change of Control (the "Waivers") with each of Messrs. Van Wagenen, Scott and Potharlanka, pursuant to which

  Messrs. Van Wagenen, Scott and Potharlanka waived the acceleration of vesting of certain restricted stock and stock options. For additional information regarding the number of shares of restricted stock and options that vested on an accelerated basis after giving effect to the Waivers, please see "—Payments Upon Termination or Change-in-Control" below.

  Upon consummation of the Exchange Offer and Mandatory Redemption, each of Messrs. Sandri and Coughlin fully accelerated vesting on all outstanding equity awards.

(3)
Represents amounts earned under our annual cash incentive program.

(4)
Represents a signing bonus payout made to Mr. Van Wagenen in connection with the Change of Control resulting from the consummation of the Exchange Offer and Mandatory Redemption. For additional information, please see "—Payments Upon Termination or Change-in-Control" below.

(5)
Represents reimbursement of out-of-pocket expenses incurred for the officer's relocation.

(6)
Represents special retention bonus payouts made to each of Messrs. Scott and Potharlanka in connection with the Change of Control resulting from the consummation of the Exchange Offer and Mandatory Redemption. For additional information, please see "—Payments Upon Termination or Change-in-Control" below.

(7)
Mr. Coughlin was hired by the Company on February 17, 2009. For 2009, he received a prorated portion of his $200,000 annual base salary. He also received a $50,000 signing bonus at the time of hire.

(8)
Represents sales commissions earned by Mr. Coughlin. Mr. Coughlin is not eligible for the Company's annual cash incentive program.

Grants of Plan-Based Awards for Fiscal Year 2009

        All stock awards and option awards set forth below were issued under our Existing Plan.

						All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(2)
									Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
	Grant Date
Name		Threshold	Target		Max	(#)	(#)		($/share)	($)
Kurt J. Van Wagenen	3/17/09	—	$262,500		$525,000	—	50,000		$1.40	$60,000
Thomas A. Scott	3/17/09	—	$125,000		$250,000	—	25,000		$1.40	$30,000
Ravi Potharlanka	3/17/09	—	$125,000		$250,000	—	25,000		$1.40	$30,000
Joseph M. Sandri, Jr.	3/17/09	—	$117,500		$235,000	—	20,000		$1.40	$24,000
Patrick J. Coughlin	3/17/09	—	$250,000	(4)	—	—	20,000	(5)	$1.40	$24,000

(1)
Grants of non-equity incentive plan awards were made under the Company's cash bonus program.

(2)
Grants of stock awards and option awards were made under our Existing Plan.

(3)
The amounts reported with respect to stock and option awards made during the fiscal year represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718").

(4)
Represents sales commissions targeted for Mr. Coughlin. Mr. Coughlin is not eligible for the Company's annual cash incentive program.

(5)
Represents a new hire stock option grant made to Mr. Coughlin on March 17, 2009, with a vesting commencement date of February 17, 2009, his date of hire.

 Outstanding Equity Awards at Fiscal Year-End 2009

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested(#)		Market Value of Shares That Have Not Vested(1)
Kurt J. Van Wagenen	46,875	65,625(2)	$14.30	4/9/13
	50,000	—	$1.40	3/17/14
					43,750	(3)	$182,875
Thomas A. Scott	10,000	—	$70.00	12/12/10
	5,000	—	$79.30	1/30/11
	22,222	4,445(4)	$77.40	8/29/11
	25,000	—	$1.40	3/17/14
					6,250	(5)	$26,125
					8,333	(6)	$34,832
Ravi Potharlanka	4,655	—	$8.60	7/19/14
	3,309	—	$46.80	5/5/16
	864	—	$46.80	5/5/16
	9,000	6,000(7)	$77.40	8/29/11
	25,000	—	$1.40	3/17/14
					6,250	(5)	$26,125
					8,333	(6)	$34,832
Joseph M. Sandri, Jr.	10,000	—	$87.00	6/6/10
	2,000	—	$70.00	1/16/11
	6,000	—	$77.40	8/29/11
	20,000	—	$1.40	3/17/14
Patrick J. Coughlin	20,000	—	$1.40	3/17/14

(1)
Determined by multiplying the $4.18 closing market price of our common stock on December 31, 2009 by the number of shares in the prior column.

(2)
The options began vesting as to 25% on April 9, 2009 and the remainder vest monthly over a period of 36 months in equal monthly installments.

(3)
The shares of restricted stock vested as to 25% on April 9, 2009, 25% on December 22, 2009, and the remainder will vest ratably on April 9, 2011 and 2012.

(4)
The options began vesting as to 25% on August 29, 2007 and the remainder vest monthly over a period of 36 months in equal monthly installments.

(5)
The shares of restricted stock vested as to 25% on December 15, 2008 and 2009, 25% on December 22, 2009, and the remainder will vest on December 15, 2011.

(6)
The shares of restricted stock vested as to 16,667 shares on December 22, 2009 and 8,333 shares will vest on January 1, 2011.

(7)
The options began vesting in equal monthly installments over a period of 30 months beginning July 28, 2008.

Option Exercises and Stock Vested for Fiscal Year 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Kurt J. Van Wagenen	—	—	43,750	$188,125
Thomas A. Scott	—	—	39,167	$197,752
Ravi Potharlanka	—	—	39,167	$197,752
Joseph M. Sandri, Jr.	—	—	14,400	$72,165
Patrick J. Coughlin	—	—	—	—

(1)
Value realized on vesting was calculated by multiplying the number of shares by the market value of the underlying shares on the vesting date.

Payments Upon Termination or Change-in-Control

    Change of Control Agreements

  Kurt J. Van Wagenen

        Pursuant to our executive employment agreement with Mr. Van Wagenen, if (i) we terminate his employment without Cause, as defined in the agreement, or (ii) he terminates his employment with Good Reason, as defined in the agreement, we shall be required to (a) pay his annual salary earned but not paid through the date of termination, (b) pay for any vacation time earned but not used through the date of termination, (c) pay any bonus awarded for the year preceding that in which termination occurs but unpaid on the date of termination; (d) pay a pro-rated bonus for year in which the termination occurs; (e) pay for any business expenses incurred by the Executive but un-reimbursed on the date of termination; (f) pay all obligations due to Mr. Van Wagenen pursuant to his separate letter agreement with us; (g) the sum of his annual salary at the rate in effect on the date of termination and his target bonus (such sum payable in approximately equal installments at our regular paydays for our executives during the period from the date of termination through the one-year anniversary thereof); and (h) pay Mr. Van Wagenen that portion of the premiums towards his family health and dental insurance policies that we were paying to him immediately prior to his termination for the period from the date of termination through the one-year anniversary thereof. In addition, we will cause to become vested any unvested shares of restricted stock and unvested stock options which would have vested by passage of time during the period from the date of termination through the one-year anniversary thereof, had the Executive remained in the employ of the Company during that period.

        Mr. Van Wagenen is also a party to a letter agreement with the Company dated April 9, 2008. Pursuant to the letter agreement, we agreed to pay Mr. Van Wagenen (i) a cash bonus of $666,667 on April 9, 2010, if he is still employed by as our Chief Executive Officer on such date, and (ii) an additional cash bonus of $333,333 on April 9, 2011, if he continues to remain so employed on such date. A Change of Control would result in any amounts not yet paid to under the letter agreement becoming immediately due and payable.

  Thomas A. Scott

        Pursuant to our letter agreement dated February 11, 2008 with Mr. Scott, if (i) a Change of Control, as defined in the agreement, occurs, (ii) we terminate his employment without Cause, as defined in the agreement, or (iii) he terminates his employment with Good Reason, as defined in the agreement, any amounts not yet paid pursuant to the agreement will become immediately due and payable and any unvested shares of restricted stock granted pursuant to the agreement will become fully vested. Pursuant to the letter agreement, Mr. Scott will also be paid $666,667 and $333,333 if he remains employed by the Company on January 1, 2010 and January 1, 2011, respectively. A Change of Control would result in any amounts not yet paid to under the letter agreement becoming immediately due and payable.

  Ravi Potharlanka

        Pursuant to our letter agreement dated February 11, 2008 with Mr. Potharlanka, if (i) a Change of Control, as defined in the agreement, occurs, (ii) we terminate his employment without Cause, as defined in the agreement, or (iii) he terminates his employment with Good Reason, as defined in the agreement, any amounts not yet paid pursuant to the agreement will become immediately due and payable and any unvested shares of restricted stock granted pursuant to the agreement will become fully vested. Pursuant to the letter agreement, Mr. Potharlanka will also be paid $666,667 and $333,333 if he remains employed by the Company on January 1, 2010 and January 1, 2011, respectively. A Change of Control would result in any amounts not yet paid to under the letter agreement shall becoming immediately due and payable.

    Change of Control Payments

        On October 26, 2009, the Company initiated an offer to exchange, which we refer to as the "Exchange Offer," any and all of our existing 9.00% Convertible Senior Secured Notes Due 2012 ("Notes due 2012") for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes Due 2012 (the "Interim Notes"). The Interim Notes were mandatorily redeemable for a combination of cash, shares of our common stock, and 9.00% Senior Secured Notes Due 2016 ("Notes due 2016"). We refer to the mandatory redemption of the Interim Notes as the "Mandatory Redemption." Consummation of the Exchange Offer and Mandatory Redemption, on December 22, 2009, triggered the Change of Control provisions in each of our agreements with Messrs. Van Wagenen, Scott and Potharlanka and triggered the acceleration of vesting on all outstanding equity awards held by Messrs. Sandri and Coughlin.

        In anticipation of the Change of Control, on December 16, 2009, we entered into a Waiver of Acceleration of Benefits Upon a Change of Control (the "Waivers") with each of Messrs. Van Wagenen, Scott and Potharlanka, pursuant to which Messrs. Van Wagenen, Scott and Potharlanka waived the acceleration of vesting of certain restricted stock and stock options. Pursuant to the terms of the agreements between the Company and its executive officers, all unvested stock options and restricted stock would automatically vest in full upon the completion of the Mandatory Redemption. The only exception to this immediate acceleration relates to Mr. Van Wagenen, whose unvested stock options and restricted stock would vest in full six months after the completion of the Mandatory Redemption if he remained employed by the Company at that time. However, pursuant to the Waivers, Messrs. Van Wagenen, Scott and Potharlanka agreed to waive the acceleration of vesting that would have occurred as a result of the Mandatory Redemption with respect to (i) all of their restricted stock that is otherwise scheduled to vest on or after January 1, 2011 and (ii) all of their stock options, other than those stock options that had an exercise price less than $0.50, the fair market value of the Company's common stock on the date of the Waiver.

        The table below shows the number of shares of restricted stock and options the acceleration of which was waived by Messrs. Van Wagenen, Scott and Potharlanka pursuant to the Waivers.

Name	Shares of Restricted Stock for which Accelerated Vesting was Waived	Shares Issuable Under Options for which Accelerated Vesting was Waived	Option Exercise Price
Kurt J. Van Wagenen	43,750
		65,625	$14.30
Thomas A. Scott	14,583
		5,000	$77.40
Ravi Potharlanka	14,583
		6,500	$77.40

        The table below shows the number of shares of restricted stock and options that vested on an accelerated basis after giving effect to the Waivers.

Name	Shares of Restricted Stock Subject to Accelerated Vesting	Shares Issuable Under Options Subject to Accelerated Vesting	Option Exercise Price
Kurt J. Van Wagenen	21,875
		50,000	$1.40
Thomas A. Scott	27,917
		25,000	$1.40
Ravi Potharlanka	27,917
		25,000	$1.40

        Messrs. Scott and Potharlanka's letter agreements provide for vesting of shares of restricted stock on January 1, 2010 and January 1, 2011 if Messrs. Scott and Potharlanka remain employed by the Company on those dates, and pursuant to the terms of those agreements, that vesting would have been accelerated absent the Waivers described above. In addition, Messrs, Scott and Potharlanka's letter agreements, as well as Mr. Van Wagenen's letter agreement, provide for cash payments in the event that the officers remain employed by the Company through certain dates in 2010 and 2011. The Change of Control provisions of the letter agreements would have resulted in the acceleration of these cash payments upon consummation of the Mandatory Redemption. However, pursuant to the Waivers, Messrs. Van Wagenen, Scott and Potharlanka agreed to waive the acceleration of vesting with respect to the cash payments that are otherwise scheduled to occur on or after January 1, 2011. As a result, each of Messrs. Van Wagenen, Scott and Potharlanka became entitled to a cash payment of $666,667 upon completion of the Mandatory Redemption.

        Upon consummation of the Exchange Offer and Mandatory Redemption, each of Messrs. Sandri and Coughlin fully accelerated vesting on all outstanding equity awards. The table below shows the number of shares of restricted stock and options held by Messrs. Sandri and Coughlin that vested on an accelerated basis upon consummation of the Exchange Offer and Mandatory Redemption.

Name	Shares of Restricted Stock Subject to Accelerated Vesting	Shares Issuable Under Options Subject to Accelerated Vesting	Option Exercise Price
Joseph M. Sandri, Jr.	9,300
		20,000	$1.40
		1,125	$77.40
Patrick J. Coughlin	—
		20,000	$1.40

Proposal 1:
ELECTION OF DIRECTORS

        It is the intention of the persons named in the enclosed form of proxy, unless otherwise instructed, to vote duly executed proxies for the election of the nominees for director listed below. Pursuant to our bylaws, directors will be elected by a plurality of the votes duly cast at the meeting. We do not expect the nominees to be unavailable to serve for any reason, but if that should occur before the meeting, we anticipate that proxies will be voted for other nominees to be selected by the Board of Directors.

General

        Our Board of Directors currently consists of seven persons, three Class I directors with terms expiring at the 2010 Annual Meeting of Stockholders, two Class II directors with terms expiring at the 2011 Annual Meeting of Stockholders and two Class III directors with terms expiring at the 2012 Annual Meeting of Stockholders. On June 3, 2009, the Board elected Philip M. Kelley to fill a vacancy existing on the Board. Mr. Kelley was appointed as a Class II director with a term expiring at the 2011 Annual Meeting of Stockholders. On December 22, 2009, the Board elected Randall A. Hack, Mark E. Holliday and John K. Braniff to fill three of the vacancies created by the previously announced resignations of five members of the Board, including Messrs. Hack and Holliday. Messrs. Hack and Holliday were appointed as Class I directors with terms expiring at the 2010 Annual Meeting of Stockholders. Mr. Braniff was appointed as a Class II director with a term expiring at the 2011 Annual Meeting of Stockholders. There is no family relationship between any director and any other director or executive officer.

        At the Annual Meeting, stockholders will vote for the nominees for Class I directors listed below. The terms of the Class I directors elected at the meeting will continue until the Annual Meeting of Stockholders in 2013 or until their respective successors have been duly elected and have qualified. Biographical information, including principal occupation and business experience during the last five years, of each Class I, Class II and Class III director, as well as a description of those certain aspects of each director's background that have contributed, and are expected to continue to contribute, to the director's constructive service to the Company's Board of Directors, are set forth below.

Nominees to Serve Three-Year Terms Expiring at the 2013 Annual Meeting (Class I Directors)

  Randall A. Hack, age 63

        Mr. Hack has served as a member of our Board of Directors since the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006 and was a director of FiberTower Network Services Corp. from May 2002 through the date of the merger. During that time, he has also served as the Chairman of our Nominating and Corporate Governance Committee and as a member of our Audit Committee. Effective December 22, 2009, he is a member of the Compensation Committee. Since January 1995, Mr. Hack has served as a senior managing director of Nassau Capital

L.L.C., an investment firm that he founded. From 1997 to 2007, Mr. Hack also served as a director of Crown Castle Investment Corp. From 1990 to January 1995, Mr. Hack served as President of the Princeton University Investment Company. From 1979 to 1988, he served as President and CEO of Matrix Development Company, a commercial and industrial real estate development firm that he founded. Mr. Hack also serves as Senior Managing Director of Capstone Capital L.L.C., an investment firm that he founded. He also serves as an Advisory Director for Berkshire Partners. Mr. Hack received an A.B. degree from Princeton University and a M.B.A. degree from Harvard Business School. Mr. Hack's 38 years of industry experience, coupled with his strong private equity background, provide him with a unique platform for isolating and analyzing risk in the telecommunications industry.

  Mark E. Holliday, age 42

        Mr. Holliday has served as a member of our Board of Directors since November 2008 and is the Chairman of our Audit Committee. In connection with our financial restructuring, Mr. Holliday temporarily resigned as a member of our Board of Directors in October 2009 and was reappointed as a director and Chairman of our Audit Committee on December 22, 2009. Mr. Holliday is President of Goshawk Capital Corp., an investment firm which he founded, and has been a partner in Camden Asset Management LP, a hedge fund focused on convertible arbitrage since 2003. Prior to joining Camden, Mr. Holliday was a portfolio manager at Deephaven Capital Management and a principal at Heartland Capital Corp. from 1995 to 2000. Mr. Holliday has served as a director and Audit Committee Chairman of Movie Gallery Inc., the second largest video rental company in the United States, since May 2008, and has served as Chairman of the Board since February 2010, as a director of MCAR (Mirant Litigation Trust) since January 2006, and as a director of Clear One Health Plans since January 2009. Mr. Holliday previously served as Audit Committee Chairman for Assisted Living Concepts, Inc., which operated, owned and leased assisted living residences, from 2002 until its acquisition in 2005, and was Chairman of the Board and a member of the Audit Committee for Reptron Electronics from 2004 until new equity ownership in July 2005. Mr. Holliday also was an Audit Committee member for TELETRAC, Inc. from 1999 to 2001. Mr. Holliday earned a B.A. in economics from Northwestern University. Mr. Holliday's strong financial background, along with his diversified board experience, provide him with a comprehensive understanding of the management of, and strong experience in minimizing the risks associated with the operation of, public companies.

  Kurt J. Van Wagenen, age 46

        Mr. Van Wagenen was appointed as our President and Chief Executive Officer in April 2008, and has served as a member of our Board of Directors since that time. He previously served as the President and Chief Executive Officer of NEON Communications Group, Inc., a broadband services provider, and its predecessor Globix Corporation from January 2007 to November 2007 when NEON merged with RCN Corporation. He was a director of that company from February 2007 to November 2007. Mr. Van Wagenen previously served as President and Chief Operating Officer of Globix from January 2006 to January 2007. Mr. Van Wagenen served as the Chief Operating Officer of the Network Services division of Globix from May 2005 until January 2006. From March 2001 through March 2005, Mr. Van Wagenen served as Vice President—Network and Operations of NEON Communications, Inc. which was merged with Globix Corporation in March 2005. From 1986 through 2001, Mr. Van Wagenen was employed by Verizon and its various predecessors in several positions of increasing responsibility. Mr. Van Wagenen holds an M.B.A. from Harvard Business School and a B.S. in Engineering from Rensselear Polytechnic Institute. He is also a Chartered Financial Analyst. Mr. Van Wagenen's strong financial background, coupled with over twenty years of experience in the telecommunications industry, including the operational knowledge he gained as CEO of NEON Communications and broad management experience he gained during his fifteen years at Verizon and its predecessors, provide a comprehensive understanding of the telecommunications industry. Additionally, as the Company's President and Chief Executive Officers, he provides the Board with unique insight into the day-to-day operations of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

 Continuing Directors

        The following describes current directors of the Company whose terms will continue after the meeting.

    Directors Serving a Term Expiring at the 2011 Annual Meeting (Class II Directors)

  John K. Braniff, age 45

        Mr. Braniff has served as a member of our Board of Directors since December 2009 and is the Chairman of our Nomination and Corporate Governance Committee. Mr. Braniff has been Managing Partner of Black Raven Partners LLC since 2006. Prior to that, he was a Managing Director and a member of the Board of Directors of UBS Investment Bank from 2000 to 2005. Mr. Braniff has also previously held positions at Paine Webber, Salomon Brothers, Hambrecht & Quist and Drexel Burnham Lambert. Mr. Braniff's 19 years of service in the investment banking industry provide him with a strong financial background, as well as valuable experience in identifying, assessing, and minimizing risk that can affect public companies.

  Philip M. Kelley, age 37

        Mr. Kelley has served as a member of our Board of Directors since June 2009 and is a member of the Nomination and Corporate Governance Committee. Mr. Kelley has served as Senior Vice President, Corporate Development and Strategy for Crown Castle International Corporation since September 2008. Prior to this, Mr. Kelley served as Managing Director of Crown Castle Australia from May 2004. Prior to that, he served as Vice-President with strategic oversight of Crown Castle's subsidiary companies and mergers and acquisitions efforts. Prior to joining Crown Castle International in April of 1997, Mr. Kelley was a financial analyst, then an asset manager with Archon Group, a wholly-owned subsidiary of Goldman Sachs of New York. Mr. Kelley serves on our Board of Directors on behalf of Crown Castle Investment Corp., our largest shareholder. He graduated cum laude from Harvard University with a concentration in Economics. Mr. Kelley's thirteen years of leadership at Crown Castle, coupled with his strong financial background, provide a platform for analyzing the Company's risk and strategic development.

    Directors Serving a Term Expiring at the 2012 Annual Meeting (Class III Directors)

  John P. Kelly, age 52

        Mr. Kelly has served as Chairman of our Board of Directors since December 22, 2009. Mr. Kelly has served as a member of our Board of Directors and the Chairman of our Compensation Committee since the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006 and was a director of FiberTower Network Services Corp. from May 2002 through the date of the merger. He is also a member of our Nomination and Corporate Governance Committee. Mr. Kelly joined Berkshire Partners as an Advisory Director in January 2010 and, until December 2009, was the Executive Vice-Chairman of the Board of Directors of Crown Castle International Corporation, a wireless infrastructure provider (NYSE: CCI). Mr. Kelly has been a director of CCI since May 2000. Prior to his appointment as Executive Vice-Chairman, Mr. Kelly served as President and Chief Executive Officer of CCI from August 2001 to July 2008. Previously, he served as President and Chief Operating Officer of CCI. Mr. Kelly joined CCI in July 1998 and was named President and Chief

Operating Officer of Crown Communication, Inc. in December of that year. From January 1990 to July 1998, Mr. Kelly was the President and Chief Operating Officer of Atlantic Cellular Company L.P. From December 1995 to July 1998, he was also President and Chief Operating Officer of Hawaiian Wireless, Inc., an affiliate of Atlantic Cellular. In addition to CCI, he currently serves on the board of directors of NEW Asurion Corporation. Mr. Kelly's twelve years of leadership experience, both on the Board of, and serving as Chief Operating Officer and then as Chief Executive Officer of CCI, provides him with exceptional industry experience and a wealth of customer knowledge.

  Steven D. Scheiwe, age 49

        Mr. Scheiwe has served as a member of our Board of Directors and a member of our Audit Committee since the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006. Mr. Scheiwe has served as a member of our Compensation Committee since June 3, 2008. Mr. Scheiwe has also served as the President of Ontrac Advisors, Inc., which provides analysis and management services to private equity groups, privately and publicly held companies and funds managing distressed corporate debt issues, since May 2001. Mr. Scheiwe also currently serves on the Board of Directors of Movie Gallery, Inc. (since May 2008), the second largest video rental company in the United States; and Hancock Fabrics, Inc. (since August 2008), a specialty retailer of fashion and home decorating textiles, sewing and needlecraft supplies. From April 1999 to May 2001, Mr. Scheiwe was the CEO and a member of the board of directors of Teletrac, Inc., a wireless telecommunications service provider located in Vista, California. Mr. Scheiwe also served as General Counsel and Secretary of Teletrac from 1995 to 1999. Mr. Scheiwe's experience as the CEO and a member of the board of directors of Teletrac provides him with relevant industry experience, while his nine years of consulting experience through Ontrac Advisors provides him with valuable insight into evaluating corporate risk, opportunity and strategic direction.

Proposal 2:
AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO REDUCE THE SIZE OF
OUR BOARD OF DIRECTORS FROM NINE MEMBERS TO SEVEN MEMBERS

        We are asking stockholders to approve a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the size of our Board of Directors from nine members to seven members.

        On October 26, 2009, we initiated an offer to exchange, which we refer to as the "Exchange Offer," any and all of our existing 9.00% Convertible Senior Secured Notes Due 2012 ("Notes due 2012") for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes Due 2012 (the "Interim Notes"). The Interim Notes were mandatorily redeemable for a combination of cash, shares of our common stock, and 9.00% Senior Secured Notes Due 2016 ("Notes due 2016"). We refer to the mandatory redemption of the Interim Notes as the "Mandatory Redemption."

        The purpose of the Exchange Offer and Mandatory Redemption transactions was to reduce our outstanding debt and cash interest requirements and extend the maturity of our outstanding debt. As a result of the Exchange Offer and Mandatory Redemption, the total carrying value of our outstanding debt was reduced by $171.7 million, the maturity of a substantial portion of our debt was extended from 2012 to 2016 and our annual cash interest payments were reduced by more than $20.0 million to approximately $6.0 million.

        In connection with the Exchange Offer and Mandatory Redemption, the Board of Directors determined that it would be in the best interest of the Company to decrease the size of the Board of Directors from nine to seven members. To this end, the resignations of the following individuals serving on our Board of Directors became effective upon the consummation of the Exchange Offer and Mandatory Redemption: John D. Beletic, Randall A. Hack, Mark E. Holliday, John B. Muleta and Neil S. Subin. Thereafter, in order to maintain continuity and provide for a sufficient number of independent directors, the Board of Directors appointed John K. Braniff to serve as a Class II director and reappointed Messrs. Holliday and Hack to serve as Class I directors.

        The Board currently consists of seven members, and the Board of Directors has determined that the Amended and Restated Certificate of Incorporation should be amended to decrease the size of the Board of Directors from nine to seven members. The directors shall remain divided into three classes (Class I, Class II and Class III), with Class I comprised of three directors and Classes II and II each comprised of two directors. The proposed text of the amendment to Article XIII of the Amended and Restated Certificate of Incorporation of the Corporation is incorporated herein by reference to Appendix A to this Proxy Statement.

        The approval of the holders of a majority of the votes cast is required to approve the amendment to our Amended and Restated Certificate of Incorporation.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO, THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE SIZE OF OUR BOARD OF DIRECTORS FROM NINE MEMBERS TO SEVEN MEMBERS, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

 Proposal 3:
ADOPTION OF THE
FIBERTOWER CORPORATION 2010 STOCK INCENTIVE PLAN

        We are asking stockholders to approve the adoption of the FiberTower Corporation 2010 Stock Incentive Plan (the "New Plan"), the material terms of which are more fully described below. Our Board of Directors approved the New Plan on April             , 2010, subject to the stockholder approval solicited by this Proxy Statement. The purpose of the New Plan is to assist us in attracting, retaining and motivating employees, officers, directors and service providers by rewarding, and providing financial incentives for, individual performance. Additionally, the New Plan allows us to offer our employees, officers, directors and service providers the opportunity to acquire and increase their proprietary interest in the Company, thereby more closely aligning their interests with those of our stockholders.

        We currently have grants outstanding under the existing Amended and Restated Stock Incentive Plan, as amended (the "Existing Plan"), which will remain in effect in accordance with its terms, and we will continue to grant awards under the Existing Plan. As of March 31, 2010, there were 1,397,184 shares authorized, but not subject to outstanding awards, under the Existing Plan. However, subject to stockholder approval of "Proposal 4—Amendment to the Existing Amended and Restated Stock Incentive Plan to Eliminate Further Increases of the Number of Shares Available for Issuance under this Plan" below, the Existing Plan will be amended to eliminate the provision that provides for annual increases in the number of shares authorized for issuance under the Existing Plan. The Existing Plan will remain in place for purposes of governing current outstanding awards and any additional grants made pursuant to the Existing Plan.

        The following summary of the material features of the New Plan is qualified in its entirety by reference to the full text of the New Plan, which is incorporated herein by reference to Appendix B to this Proxy Statement.

Description of the New Plan

    Eligibility and Available Awards

        The New Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, "stock options"), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance-based awards (each, an "Award"). All employees, non-employee directors and service providers of the Company or any affiliate (as defined in the New Plan) of the Company are eligible to receive grants of Awards under the New Plan. However, incentive stock options may be granted only to employees. Further, non-qualified stock options and stock appreciation rights may only be granted to employees, non-employee directors and service providers of the Company or entities in a chain of corporations in which the Company has a controlling interest. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the New Plan, along with five non-employee directors who serve on the Company's Board of Directors.

    Administration

        The New Plan will be administered by the Compensation Committee of our Board of Directors, unless the Board of Directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee, must be ratified by the Board of Directors.

        Subject to the provisions of the New Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) interpret the New Plan and all Awards under the New Plan; (v) make, amend and rescind such rules as it deems necessary for the proper administration of the New Plan; (vi) make all other determinations necessary or advisable for the administration of the New Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the New Plan or in any Award under the New Plan in the manner and to the extent that it deems desirable to effectuate the New Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an Award will be settled in shares of common stock, cash, or in any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a participant's termination of service; and (xii) prescribe, amend or rescind rules, guidelines and policies relating to the New Plan, or adopt sub-plans or supplements to, or alternative versions of, the New Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the New Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the New Plan or an Award granted thereunder.

        Our Board of Directors may amend, suspend or terminate the New Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the New Plan, in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the New Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company's stock may be listed.

    Stock Available for Issuance

        The maximum number of shares of common stock that may be issued under the New Plan is 6,500,000 shares, subject to adjustment as provided in the New Plan.

        Each share of common stock that is the subject of an Award granted under the New Plan may be made available from authorized but unissued shares, treasury stock or shares of common stock acquired in the open market. No fractional shares shall be issued under the New Plan. Each share of common stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the New Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of common stock remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of common stock (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

    Award Limits

        The maximum number of shares of common stock that may be issued under the New Plan pursuant to an exercise of incentive stock options is 6,500,000 shares. The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the New Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the New Plan in any calendar year shall be 1,000,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of phantom stock under the New Plan shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance-based awards under the New Plan, (i) if the compensation under the other stock or performance-based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such) shall not exceed $5,000,000. The foregoing limitations on the numbers shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the New Plan.

    Adjustments Upon Changes in Capitalization or Reorganization

        The type or number of shares authorized under the New Plan or subject to an Award under the New Plan, and/or the exercise or purchase price applicable to an Award, subject to any required action by our stockholders, will automatically be proportionately adjusted in the event that the outstanding shares are changed into or exchanged for a different kind of shares or other securities by reason of a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of shares or a combination of shares. The New Plan does not permit the Compensation Committee to reprice non-qualified stock options or stock appreciation rights without stockholder approval.

    Types of Awards

        Stock Options.    Stock options entitle the holder to purchase a specified number of shares of common stock upon vesting at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the New Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that one-third of the original number of shares of common stock granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

        Except as described below, the exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall be equal to 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to options (determined as of the date the option is granted under the New Plan (or any other option plan of ours or our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

        Except in certain grants of incentive stock options (which may not be exercised later than five years after the date of grant), no option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the New Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment must be in cash or check or by the Company withholding shares otherwise issuable from the exercise of the stock option.

        Restricted Stock.    Restricted stock is common stock that is subject to such restrictions as the Compensation Committee may impose, including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

        When granted, restricted stock is registered in the name of the participant and either left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award agreement, in the case of restricted stock with respect to which vesting is conditioned on performance criteria, other than the continuation of the participant's employment or service for a fixed or specified duration, holders of restricted stock shall not have the right to receive dividends and/or vote with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, a participant's employment or service with us is terminated or the participant's restricted stock is forfeited pursuant to the terms of his or her Award agreement, we will have the right to repurchase the participant's restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.

        Stock Appreciation Rights.    A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount not less than the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the time or times at which and the circumstances under which a stock appreciation right may be exercised, and the term of the stock appreciation right, subject to a ten year maximum term.

        To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.

        Restricted Stock Units.    An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in cash. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the amount payable under the award and any other terms and conditions consistent with the New Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

        Phantom Stock.    An award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in shares of common stock. The right to receive payment of an award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom Stock awards may be payable in cash, shares of common stock or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the phantom stock award pertains and any other terms and conditions consistent with the New Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

        Other Stock or Performance-Based Awards.    Any other stock or performance-based award is an award the value of which is based in whole or in part by reference to, or based on or related to, a share of common stock or cash as determined by the Compensation Committee to be consistent with the purposes of the New Plan. An other stock or performance-based award may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions of other stock or performance-based awards, including any performance criteria covering such Awards, consistent with the New Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance-based awards shall be made in a single lump sum upon vesting, but no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs.

        Awards intended to comply with the requirements of Section 162(m) of the Code.    The New Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

        The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Performance goals may be based on any one or more business criteria on an absolute or relative basis or as compared to the performance of a published index deemed by the Compensation Committee to be applicable to the Company, including, but not limited to, the Standard & Poor's 500 Standard Index or a group of comparable companies. Performance goals may differ among participants and Awards. The business criteria are as follows: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on investment; (x) return on capital; (xi) return on equity; (xii) economic value added; (xiii) gross margin; (xiv) net income; (xv) pretax earnings; (xvi) pretax earnings before interest; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xix) operating income; (xx) total stockholder return; (xxi) debt reduction; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.

        The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant's negative conduct or other activities or factors as the Compensation Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria.

    Withholding

        We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us or (b) withholding of shares of common stock otherwise issuable under an Award.

    Amendment of Awards

        The Compensation Committee may amend an Award; provided, however, that no amendment of an Award may, without the consent of the participant, adversely affect the participant's rights with respect to such Award in any material respect.

    Term of the New Plan

        The New Plan shall terminate ten years after the date of its initial adoption by the Board of Directors, unless earlier terminated by the Board of Directors. No Award may be granted hereunder after termination of the New Plan.

    Change of Control

        Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Board of Directors may, but is not required to, (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board of Directors; (iii) cause the acquirer to assume the New Plan and the Awards or exchange the Awards for the acquirer's stock; (iv) terminate the New Plan; or (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

        The Board of Directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award, which is not a stock option or restricted stock, and (ii) in the case of a stock option or restricted stock, the excess of the market value per share over the option price, or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested.

    Termination, Death and Disability

        Except as otherwise provided in an Award agreement, upon a participant's termination for cause (as defined in the New Plan), all unvested Awards and all unexercised stock options and stock appreciation rights shall terminate and be immediately forfeited. Unless otherwise provided in an Award agreement, upon a participant's termination for any reason other than for cause, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The Board of Directors or Compensation Committee may provide for the continuation of any Award, except if such continuation would cause certain adverse tax consequences.

    Summary of Certain Federal Income Tax Considerations

        The following summary is based on applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the New Plan, nor does it cover state, local or foreign taxes.

        Status of Stock Options.    Stock options granted under the New Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

        Non-qualified Options.    No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

        Incentive Stock Options.    No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no income for federal income tax purposes upon exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the "Holding Period"), and (ii) is an employee of either (a) the company granting the option, (b) the parent company or a subsidiary of such corporation, or (c) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.

        If, however, an option holder disposes of shares of common stock received upon exercise of an incentive stock option before expiration of the Holding Period (a "Disqualifying Disposition"), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

        Alternative Minimum Tax.    Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder's taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

        Restricted Stock.    Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed when the stock vests (equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and no tax is recognized by the participant, nor is any deduction received by us, upon vesting of the shares.

        When the participant sells the shares, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant's basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction at that time. If the participant sells the shares and the amount realized is less than the amount paid, if any, for the shares, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

        Stock Appreciation Rights.    Upon receipt of shares of common stock pursuant to the exercise of a stock appreciation right, the fair market value of the shares received is recognized as income for federal income tax purposes at the time the shares are received. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the shares of common stock exercised over the fair market value of the corresponding shares of common stock on the date of grant is recognized as income for federal income tax purposes on the date of payment. Subject to Section 162(m) of the Code, described below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the participant.

        Restricted Stock Units.    In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to the amount denominated in cash upon vesting will be taxable as ordinary compensation income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the compensation income recognized by the participant.

        Phantom Stock.    In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to fair market value of a share of common stock multiplied by the specified number of notional shares of common stock that have vested will be taxable as ordinary compensation income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the compensation income recognized by the participant.

    Other Tax Considerations

        In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the recipient. Awards under the New Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

        Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit. Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

    Section 409A of the Internal Revenue Code

        Some Awards granted under the New Plan may be considered non-qualified deferred compensation that is subject to special rules and additional tax under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards to comply with the rules of Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code. However, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any participant.

    Inapplicability of ERISA

        Based on current law and published interpretations, we do not believe that the New Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        Notwithstanding the foregoing, the New Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the New Plan.

    New Plan Benefits

        Information cannot be provided with respect to the number of Awards to be received by any individual employee or group of employees pursuant to the New Plan, since the grant of such Awards is within the discretion of the Compensation Committee. All other future grants under the New Plan are within the discretion of our Board of Directors or the Compensation Committee and, as such, the benefits of such grants are not currently determinable.

        The approval of the holders of a majority of the votes cast is required to approve the adoption of the FiberTower Corporation 2010 Stock Incentive Plan.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF, THE FIBERTOWER CORPORATION 2010 STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

 Proposal 4:
AMENDMENT TO THE EXISTING AMENDED AND RESTATED
STOCK INCENTIVE PLAN TO ELIMINATE FURTHER INCREASES OF
THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THIS PLAN

        We are asking stockholders to approve a proposal to amend our existing Amended and Restate Stock Incentive Plan (the "Existing Plan") to eliminate future annual increases of the number of shares available for issuance under the Existing Plan.

        Since its adoption in 2001, the Existing Plan has been used for the purposes of retaining or recruiting employees, officers, directors and consultants and rewarding and providing incentives for individual performance. On April             , 2010, our Board of Directors approved a new stock incentive plan, the FiberTower Corporation 2010 Stock Incentive Plan (the "New Plan"). For a description of the New Plan, please see "Proposal 3—Adoption of the FiberTower Corporation 2010 Stock Incentive Plan" above. The Existing Plan will terminate on December 20, 2011.

        In connection with the completion of the merger of First Avenue Networks, Inc. and FiberTower Network Services Corp. in August 2006, the Existing Plan was amended to included, among other things, an "evergreen" provision, which provides for annual increases in the number of shares available for issuance under the Existing Plan on each anniversary of the completion date of the merger during the remaining term of the Existing Plan. The annual increase in the number of shares is equal to the lesser of (i) 1.5% of the number of shares of our common stock outstanding at the time immediately prior to the date of increase, and (ii) a lesser number of shares determined by our Board of Directors.

        The "evergreen" provision provided the Board of Directors with the flexibility to annually increase the number of shares reserved under the Existing Plan. The Board of Directors believed that, given the Company's intention to hire additional employees, the "evergreen" provision was necessary to permit the grant, in later years, of a sufficient number of stock options and restricted stock awards to properly reward and incentivize the Company's employees.

        As of April 19, 2010, there were            shares of our common stock authorized for issuance under the Existing Plan, of which,             were available for issuance. This includes 671,932 shares under the "evergreen" provision.

        By its terms, the "evergreen" provision will continue to provide for an annual increase in the number of shares reserved under the Existing Plan until the Existing Plan terminates on December 20, 2011. However, assuming that our stockholders approve the adoption of the New Plan, the "evergreen" provision's annual increase in the number of shares available for issuance under the Existing Plan is no longer necessary or desirable. As such, the Board of Directors has determined that the Existing Plan should be amended to eliminate any future annual increases of the number of shares available for issuance under the Existing Plan. The proposed text of the amendment to Article (4)(A) of the Existing Plan is incorporated herein by reference to Appendix C to this Proxy Statement.

        The approval of the holders of a majority of the votes cast is required to approve the amendment to our existing Amended and Restated Stock Incentive Plan.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO, THE EXISTING AMENDED AND RESTATED STOCK INCENTIVE PLAN TO ELIMINATE FURTHER INCREASES OF THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THIS PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY.

 Proposal 5:
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010. Our Board of Directors is recommending Ernst & Young LLP to our stockholders for ratification. Ernst & Young LLP has audited our consolidated financial statements for all periods included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

        Representatives of Ernst & Young will be available telephonically at the meeting and will be available to respond to appropriate questions and make a statement should they so desire.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, WHICH IS DESIGNATED AS PROPOSAL NO. 5 ON THE ENCLOSED PROXY.

        The following table shows the fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2008 and 2009.

Type of Fees	2008 Fees	2009 Fees
Audit Fees	$2,003,000	$1,511,000
Audit-Related Fees	10,000	10,000
Tax Fees	—	—
All Other Fees	—	—
Total	$2,013,000	$1,521,000

        Audit Fees. For 2008 and 2009, this category includes fees related to the annual audit of our financial statements and Ernst & Young's own audit of our internal control over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with regulatory filings. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

        Audit-Related Fees. This category consists of assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under audit fees. The services for the fees disclosed under this category include issuance of reports on compliance related to our convertible senior secured notes.

        The Audit Committee is required by its charter to approve all services to be provided to the Company by the independent registered public accounting firm. This includes the pre-approval of all audit services and all permitted non-audit services. All of the fees shown above were pre-approved pursuant to these procedures.

OTHER MATTERS

        As to procedural matters or any matters other than those described in this Proxy Statement that are determined to be properly brought before the Annual Meeting calling for a vote of the stockholders, it is the intention of the persons named in the accompanying proxy, unless otherwise directed in that proxy, to vote on those matters in accordance with their best judgment.

Equity Compensation Plan Information

        The following table summarizes our equity compensation under all of our equity compensation plans as of December 31, 2009:

Plan Category	(a) Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders	659,178	$20.45	2,260,824	(1)
Equity compensation plans not approved by stockholders	—	—	—
Total	659,178	$20.45	2,260,824	(1)

(1)
Our Existing Plan includes an "evergreen" provision that provides for annual increase in the number of shares available for issuance under the Existing Plan on each August 29th during the remaining term of the Existing Plan, which ends on December 20, 2011. The annual increase in the number of shares will be equal to the lesser of (i) 1.5% of the number of shares of our common stock outstanding at the time immediately prior to the date of the increase, and (ii) a lesser number of shares determined by our Board of Directors. Please see "Proposal 4—Amendment to the existing Amended and Restated Stock Incentive Plan to Eliminate Further Increases in the Number of Shares Available for Issuance Under this Plan," above.

Section 16(a) Beneficial Ownership Reporting Compliance

        Each director, executive officer (and, for a specified period, certain former directors and executive officers) and each holder of more than ten percent of a class of our equity securities is required to report to the SEC his or her pertinent position or relationship, as well as transactions in those securities, by specified dates. Based solely upon a review of reports on Forms 3 and 4 (including any amendments) furnished to us during our most recent fiscal year, reports on Form 5 (including any amendments) furnished to us with respect to our most recent fiscal year and written representations from officers and directors that no Form 5 was required, we believe that all filings applicable to our officers, directors and beneficial owners required by Section 16(a) of the Exchange Act were filed on a timely basis during 2009.

Stockholder Proposals for the 2011 Annual Meeting

        Any stockholder who wants to present a proposal at the 2011 Annual Meeting of Stockholders and to have that proposal included in our proxy statement and form of proxy for that annual meeting must submit the proposal in writing to our Secretary at our principal executive offices by January 3, 2011 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        Any stockholder who wants to submit a proposal at the 2011 Annual Meeting of Stockholders that is not to be included in our proxy statement and form of proxy for that annual meeting must deliver notice of the proposal to us by no later than March 14, 2011.

        EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ABOVE IN THE PROXY STATEMENT, OR SIGN, DATE AND MAIL PROMPTLY THE PROXY IF YOU REQUESTED SUCH TO BE MAILED TO YOU.

        You can view our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including exhibits, free of charge, by visiting Investor Relations at www.fibertower.com or sending your request to Investor Relations, 185 Berry Street, Suite 4800, San Francisco, California 94107. We will furnish to interested security holders a copy of any exhibit to the Form 10-K, if requested in writing and accompanied by payment of reasonable fees relating to our furnishing the exhibit. Requests for copies should be addressed to the Company's Secretary at 185 Berry Street, Suite 4800, San Francisco, California 94107.

Appendix A

PROPOSED TEXT OF AMENDMENT
to the
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
FIBERTOWER CORPORATION

        The Amended and Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on August 29, 2006, is hereby amended by amending Article XIII to read as follows:

ARTICLE XIII

        The board of directors shall be comprised of seven directors. The directors shall be divided into three classes (Class I, Class II and Class III), with Class I comprised on three directors and Classes II and II each comprised of two directors. The term of office of the Class I directors will expire at the Corporation's 2013 annual meeting of stockholders, the term of office of the Class II directors will expire at the Corporation's 2011 annual meeting of stockholders and the term of office of the Class III directors will expire at the Corporation's 2012 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

A-1

Appendix B

FIBERTOWER CORPORATION

2010 STOCK INCENTIVE PLAN

ARTICLE I INTRODUCTION		B-4
1.1	Purpose	B-4
1.2	Definitions	B-4
1.3	Shares Subject to the Plan	B-9
1.4	Administration of the Plan	B-11
1.5	Granting of Awards to Participants	B-12
1.6	Term of Plan	B-12
1.7	Amendment and Discontinuance of the Plan	B-12
ARTICLE II NON-QUALIFIED OPTIONS		B-12
2.1	Eligibility	B-12
2.2	Exercise Price	B-13
2.3	Award Agreement	B-13
2.4	Terms and Conditions of Non-Qualified Options	B-13
2.5	Option Repricing	B-13
2.6	Exercisability and Vesting	B-13
ARTICLE III INCENTIVE STOCK OPTIONS		B-14
3.1	Eligibility	B-14
3.2	Exercise Price	B-14
3.3	Dollar Limitation	B-14
3.4	10% Stockholder	B-14
3.5	Incentive Stock Options Not Transferable	B-14
3.6	Compliance with Section 422 of the Code	B-14
3.7	Limitations on Exercise	B-14
3.8	Notification of Disqualifying Disposition	B-14
ARTICLE IV STOCK APPRECIATION RIGHTS		B-15
4.1	Eligibility	B-15
4.2	Grant Price	B-15
4.3	Terms	B-15
4.4	Payment of Stock Appreciation Rights	B-15
4.5	Repricing	B-15
ARTICLE V PHANTOM STOCK		B-15
5.1	Eligibility and Awards	B-15
5.2	Terms	B-15
5.3	Lapse of Restrictions/Payment	B-16
5.4	Performance Goals	B-16
ARTICLE VI RESTRICTED STOCK		B-16
6.1	Eligibility	B-16
6.2	Terms	B-16
6.3	Restrictions, Restricted Period and Vesting	B-16
6.4	Delivery of Shares of Common Stock	B-17
6.5	Performance Goals	B-17

ARTICLE VII RESTRICTED STOCK UNITS		B-17
7.1	Eligibility and Awards	B-17
7.2	Terms	B-17
7.3	Payment/Settlement of Restricted Stock Units	B-17
7.4	Performance Goals	B-17
ARTICLE VIII OTHER STOCK OR PERFORMANCE-BASED AWARDS		B-18
ARTICLE IX PERFORMANCE-BASED COMPENSATION		B-18
9.1	Awards of Performance-Based Compensation	B-18
9.2	Performance Goals	B-18
ARTICLE X CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS		B-20
10.1	General	B-20
10.2	Stand-Alone, Additional, Tandem and Substitute Awards	B-20
10.3	Term of Awards	B-20
10.4	Securities Requirements	B-21
10.5	Transferability	B-21
10.6	No Rights as a Stockholder	B-21
10.7	Listing and Registration of Shares of Common Stock	B-21
10.8	Termination	B-21
10.9	Change of Control	B-22
10.10	Payment or Settlement of Awards	B-23
10.11	Lock-Up Agreement	B-23
10.12	Stockholder Agreements/Investment Representations	B-23
10.13	Exemptions from Section 16(b) Liability	B-23
ARTICLE XI WITHHOLDING FOR TAXES		B-23
ARTICLE XII MISCELLANEOUS		B-24
12.1	No Rights to Awards or Uniformity Among Awards	B-24
12.2	Conflicts with Plan	B-24
12.3	Rights as Employee, Service Provider or Director	B-24
12.4	Governing Law	B-24
12.5	Gender, Tense and Headings	B-24
12.6	Severability	B-24
12.7	Other Laws	B-24
12.8	Unfunded Obligations	B-24
12.9	No Guarantee of Tax Consequences	B-25
12.10	Stockholder Agreements	B-25
12.11	Specified Employee under Section 409A of the Code	B-25
12.12	No Additional Deferral Features	B-25
12.13	Compliance with Section 409A of the Code	B-25

FIBERTOWER CORPORATION
2010 STOCK INCENTIVE PLAN

ARTICLE I
INTRODUCTION

        1.1    Purpose.    The FiberTower Corporation 2010 Stock Incentive Plan is intended to promote the interests of FiberTower Corporation, a Delaware corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.

        1.2    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term "Affiliate" shall mean only a "parent corporation" of the Company or a "subsidiary corporation" of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options or Stock Appreciation Rights, the term "Affiliate" shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a "controlling interest" within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

        "Award Agreement" means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.

        "Awards" means, collectively, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.

        "Board" means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term "Board" shall mean the Committee.

        "Business Criteria" means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.

        "Cash Value" of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

        "Cause", unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Affiliates; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, Non-Employee Director or Service Provider, or

performance significantly below the level required or expected of the Participant, as determined by the Committee; (iii) the Participant's willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Affiliates; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Affiliates, or the Participant's commission of any felony or other crime involving moral turpitude, or the Participant's commission of an act of fraud, embezzlement or misappropriation; or (v) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates. The Committee shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Committee's determinations are conclusive and binding on all persons for all purposes of the Plan.

        "Change of Control" shall be deemed to have occurred upon any of the following events:

        (a)   any "person" or "persons" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

        (b)   the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

        (c)   the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

        (d)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

        (e)   the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

        Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term "Change of Control" met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term "Change of Control" herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a "Change of Control" (as defined above) and that also constitutes a "change in control event" within the meaning of Treas. Reg. §1.409A-3(i)(5).

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.

        "Committee" means the Compensation Committee of the Board; provided however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the "Committee") of two or more members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3 under the Exchange Act).

        "Common Stock" means the common stock, par value $.001 per share, of the Company.

        "Company" means FiberTower Corporation, a Delaware corporation, or any successor thereto which assumes and continues the Plan.

        "Covered Employee" means the Chief Executive Officer of the Company and each of the three highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer as described in Section 162(m)(3) of the Code, as well as any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a "covered employee" within the meaning of Section 162(m)(3) of the Code.

        "Disability" means the condition of being unable to perform the Employee's or Non-Employee Director's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term "Disability" included and met the requirements of a "disability" within the meaning of Treas. Reg. §1.409A-3(i)(4), then the term "Disability" shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company's accident and health plan; and (ii) with respect to an Incentive Stock Option, "Disability" shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.

        "Disabled" means being in a condition or state that constitutes Disability.

        "Disqualifying Disposition" means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a "disqualifying disposition" within the meaning of Section 422 of the Code.

        "Effective Date" means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is April 21, 2010.

        "Employee" means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.

        "Employment" includes any period in which a Participant is an Employee of the Company or an Affiliate.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exercise Price" means the purchase price of shares (or, of each share, as the context requires) of Common Stock under an Option, as specified in the applicable Award Agreement. The Exercise Price under an Option shall be not less than the FMV Per Share on the date of grant (or not less than 110 percent of such FMV Per Share, if so required under Section 3.4.

        "Fair Market Value" and "FMV Per Share" mean, with respect to shares of Common Stock, the average of the closing prices of the Common Stock on all national securities exchanges on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchanges on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchanges. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.

        "Forfeit" (and variations thereof, whether or not capitalized) means to lose a Participant's rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and "forfeiture" means the loss of the rights that are so forfeited.

        "Grant Price" means the value (which value shall be not less than the FMV Per Share on the date of grant) assigned to a Stock Appreciation Right under the applicable Award Agreement and used in the determination of the Spread for such Stock Appreciation Right.

        "Incentive Stock Option" means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

        "Incumbent Board" means individuals who, as of the Effective Date, constitute the Board.

        "Market Value Per Share" means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. "Market Value Per Share" shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.

        "Non-Employee Director" means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

        "Non-Qualified Option" means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.

        "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

        "Option Expiration Date" means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.

        "Optionee" means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.

        "Other Stock or Performance-Based Award" means an Award granted pursuant to ARTICLE VIII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.

        "Participant" means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.

        "Pay", "paid", "payment", "payable", and variations thereof, and "settle", "settled", "settlement" and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.

        "Performance-Based Compensation" means "performance-based compensation" within the meaning of Section 162(m) of the Code.

        "Performance Criteria" means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a "substantial risk of forfeiture" within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:

          (i)    the future performance of substantial services by the Participant to the Company or its Affiliates, and/or

          (ii)   the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder,

the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

        "Performance Goal(s)" means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.

        "Performance Period" means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

        "Phantom Stock" means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.

        "Phantom Stock Award" means an Award of Phantom Stock, granted pursuant to ARTICLE V.

        "Plan" means the FiberTower Corporation 2010 Stock Incentive Plan.

        "Restricted Period" means the period during which an Award is subject to forfeiture and/or is not exercisable.

        "Restricted Stock" means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.

        "Restricted Stock Unit" means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash.

        "Restricted Stock Unit Award" means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.

        "Service Provider" means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Spread" means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Grant Price of the Stock Appreciation Right.

        "Stock Appreciation Rights" means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting an amount equal to the Spread.

        "Taxable year" unless otherwise indicated, means the taxable year of the Company.

        "Termination" (whether or not capitalized) means the end of the Participant's Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term "termination" included and met the requirements of a "separation from service" within the meaning of Treas. Reg. §1.409A-1(h), then the term "termination" herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a "termination" as defined in the preceding sentence and a "separation from service" within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, "termination" shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

        "Vest," "vesting" and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant's risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.

        1.3    Shares Subject to the Plan.

        (a)    Authorized Shares.    The maximum number of shares of Common Stock that may be issued under the Plan shall be 6,500,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 6,500,000 shares. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations.

Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

        (b)    Certain Limitations on Awards.    The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 1,000,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements for Performance-Based Compensation (and are designated as such) shall not exceed $5,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

        (c)    Share Adjustments.    Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (i) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (ii) the number of shares of Common Stock subject to each and all outstanding Awards, (iii) the Exercise Price, Grant Price or other similar value with respect to an Award, (iv) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (v) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (i) without change in the total Exercise Price applicable to the Option or Grant Price applicable to the Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in Exercise Price and/or Grant Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board's determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

        1.4    Administration of the Plan.    The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

        (a)   to interpret the Plan and all Awards under the Plan;

        (b)   to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

        (c)   to make all other determinations necessary or advisable for the administration of the Plan;

        (d)   to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

        (e)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

        (f)    to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

        (g)   to determine the Fair Market Value of shares of Common Stock or other property;

        (h)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to any Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

        (i)    to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;

        (j)    to approve one or more forms of Award Agreement;

        (k)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

        (l)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant's termination; and

        (m)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

        Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

        1.5    Granting of Awards to Participants.    The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

        1.6    Term of Plan.    The Plan shall become effective on the Effective Date. No Award made before the Effective Date shall be binding or given any effect. If not sooner terminated under the provisions of Section 1.7, the Plan shall terminate upon, and no further Awards shall be made after, the tenth (10th) anniversary of the Effective Date.

        1.7    Amendment and Discontinuance of the Plan.    The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company's stock may be listed.

ARTICLE II
NON-QUALIFIED OPTIONS

        2.1    Eligibility.    The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.

        2.2    Exercise Price.    The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.

        2.3    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

        2.4    Terms and Conditions of Non-Qualified Options.

        (a)    Option Period and Conditions and Limitations on Exercise.    No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.

        (b)    Exercise.    Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, or (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company's withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above. If the Committee so requires, Optionee shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.

        (c)    Listing and Registration of Shares.    Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.

        2.5    Option Repricing.    The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Optionees holding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having Exercise Prices lower (but not lower than the FMV Per Share on the date of grant of the new Non-Qualified Option) or, with the consent of the Optionee, higher than the Exercise Price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Exercise Price, terms or conditions shall be made, and the new Non-Qualified Option shall not be Awarded, if the affected Non-Qualified Options would become subject to the income tax under Section 409A of the Code. An adjustment to the Exercise Price pursuant to Section 1.3(c) shall not require the Optionee's consent.

        2.6    Exercisability and Vesting.    Subject to Sections 10.8 and 10.9, unless otherwise provided in the Award Agreement, each Option shall vest such that one-third (1/3rd) of the original number of shares of Common Stock subject to an Option granted to a Participant shall become purchasable by exercise as of each anniversary of the date of grant of such Option until the Option is fully exercisable or the Option is forfeited or expires. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

ARTICLE III
INCENTIVE STOCK OPTIONS

        The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

        3.1    Eligibility.    Incentive Stock Options may only be granted to Employees.

        3.2    Exercise Price.    Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

        3.3    Dollar Limitation.    The aggregate Fair Market Value of shares of Common Stock issued pursuant to one or more Options granted to any Employee (determined as of the date the Option is, or the respective dates the Options are, granted under the Plan) that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed $100,000. To the extent the Employee holds two (2) or more such Options (whether under this Plan or any other plan of the Company or any Affiliate) which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.

        3.4    10% Stockholder.    If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

        3.5    Incentive Stock Options Not Transferable.    No Incentive Stock Option granted hereunder (a) shall be transferable, other than by will or by the laws of descent and distribution, and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee's lifetime by any person other than the Optionee (or his guardian).

        3.6    Compliance with Section 422 of the Code.    All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.

        3.7    Limitations on Exercise.    No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

        3.8    Notification of Disqualifying Disposition.    Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.

 ARTICLE IV
STOCK APPRECIATION RIGHTS

        4.1    Eligibility.    The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.

        4.2    Grant Price.    Each Stock Appreciation Right granted hereunder shall have a Grant Price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

        4.3    Terms.    Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

        4.4    Payment of Stock Appreciation Rights.    Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

        4.5    Repricing.    The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Participants holding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, new Stock Appreciation Rights having Grant Prices lower (but not lower than the FMV Per Share on the date of grant of the new Stock Appreciation Rights) or, with the consent of the Participant, higher than the Grant Price provided in the Stock Appreciation Rights so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Grant Price, terms or conditions shall be made, and the new Stock Appreciation Rights shall not be Awarded, if the affected Stock Appreciation Rights would become subject to the income tax under Section 409A of the Code. An adjustment to the Grant Price pursuant to Section 1.3(c) shall not require the Participant's consent.

ARTICLE V
PHANTOM STOCK

        5.1    Eligibility and Awards.    The Committee is authorized to grant Phantom Stock Awards, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V, to Employees, Service Providers and Non-Employee Directors.

        5.2    Terms.    Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.

        5.3    Lapse of Restrictions/Payment.    Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant's estate by such date.

        5.4    Performance Goals.    If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI
RESTRICTED STOCK

        6.1    Eligibility.    All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

        6.2    Terms.    Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.

        6.3    Restrictions, Restricted Period and Vesting.

        (a)    Restrictions.    The Restricted Stock shall be subject to such Performance Criteria (including, without limitation, limitations that qualify as a "substantial risk of forfeiture" within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any attempted transfer of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.

        (b)    Immediate Transfer Without Immediate Delivery of Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares, including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award Agreement in the case of Restricted Stock with respect to which vesting is conditioned on Performance Criteria, other than the continuation of the Participant's Employment or status as a Non-Employee Director or Service Provider for a Restricted Period of a fixed or specified duration, the Participant shall not have the right to receive dividends and/or vote with respect to such Restricted Stock until the Restricted Stock vests, at which time, the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

  "The shares represented by this certificate have been issued pursuant to the terms of the FiberTower Corporation 2010 Stock Incentive Plan and may not be sold, pledged, transferred,

  assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                                     , 20    ."

        In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law."

        6.4    Delivery of Shares of Common Stock.    After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

        6.5    Performance Goals.    If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VII
RESTRICTED STOCK UNITS

        7.1    Eligibility and Awards.    The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors ("Restricted Stock Unit Awards"), subject to the terms and conditions of this ARTICLE VII.

        7.2    Terms.    Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.

        7.3    Payment/Settlement of Restricted Stock Units.    Subject to the withholding and other requirements of ARTICLE XI and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant shares of Common Stock, cash or a combination of both, in an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant's estate by this date.

        7.4    Performance Goals.    If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VIII
OTHER STOCK OR PERFORMANCE-BASED AWARDS

        The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors "Other Stock or Performance-Based Awards," which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE IX
PERFORMANCE-BASED COMPENSATION

        9.1    Awards of Performance-Based Compensation.    Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.

        9.2    Performance Goals.

        (a)    General.    Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals may be based on any one or more Business Criteria, on an absolute or relative basis or as compared to the performance of a published index deemed by the Committee to be applicable to the Company, including but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. Performance Goals shall be established, Awards shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is "substantially uncertain" (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for "performance-based compensation" under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has otherwise vested under the applicable Performance Goal) for a Participant's negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the

Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.

        (b)    Business Criteria.    The Business Criteria are as follows:

    (i)
    stock price;

    (ii)
    earnings per share;

    (iii)
    increase in revenues;

    (iv)
    increase in cash flow;

    (v)
    cash flow per share;

    (vi)
    increase in cash flow return;

    (vii)
    return on net assets;

    (viii)
    return on assets;

    (ix)
    return on investment;

    (x)
    return on capital;

    (xi)
    return on equity;

    (xii)
    economic value added;

    (xiii)
    gross margin;

    (xiv)
    net income;

    (xv)
    pretax earnings;

    (xvi)
    pretax earnings before interest;

    (xvii)
    pretax earnings before interest, depreciation and amortization;

    (xviii)
    pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;

    (xix)
    operating income;

    (xx)
    total stockholder return;

    (xxi)
    debt reduction;

    (xxii)
    successful completion of an acquisition, initial public offering, or private placement of equity or debt; or

    (xxiii)
    reduction of expenses.

        (c)    Written Determinations.    All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.

        (d)    Status of Awards under Section 162(m) of the Code.    It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for

Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.

ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

        10.1    General.    Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person's rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(c) shall not be considered as adversely affecting a person's rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

        10.2    Stand-Alone, Additional, Tandem and Substitute Awards.    Subject to Section 2.5 and Section 4.5, Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board or the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.

        10.3    Term of Awards.    The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

        10.4    Securities Requirements.    No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made, unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. The Company may require the Participant to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the first sentence of this Section 10.4.

        10.5    Transferability.

        (a)    Non-Transferable Awards and Options.    Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 10.5 shall be void and ineffective for all purposes.

        (b)    Ability to Exercise Rights.    Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant's estate, or the person or persons to whom the Participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant's beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

        10.6    No Rights as a Stockholder.    Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award, or a transferee of such Participant, shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

        10.7    Listing and Registration of Shares of Common Stock.    The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

        10.8    Termination.

        (a)    Termination for Cause.    Except as otherwise provided in the applicable Award Agreement, upon a Participant's termination for Cause, all unpaid Awards of that Participant, whether or not vested, shall terminate and be immediately forfeited. Shares of Restricted Stock so forfeited shall be subject to the provisions of Section 6.3(a).

        (b)    Termination for any reason Other than for Cause.    Except as otherwise provided in Section 10.8(c) or the applicable Award Agreement, upon the termination of Participant for any reason other than for Cause, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.

        (c)    Continuation.    The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant's termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(c) shall not apply to any Award intended to qualify as Performance-Based Compensation.

        10.9    Change of Control.

        (a)    Change of Control.    Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

          (i)    the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

          (ii)   the Board may waive, alter and/or amend the Performance Criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

          (iii)  the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock;

          (iv)  the Board may terminate the Plan; and

          (v)   the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

        Notwithstanding the above provisions of this Section 10.9, the Board shall not be required to take any action described in the preceding provisions of this Section 10.9, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.9 shall be final, binding and conclusive with respect to the Company and all other interested persons.

        (b)    Right to Cash-Out.    The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.

        10.10    Payment or Settlement of Awards.    Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

        10.11    Lock-Up Agreement.    In the event of any underwritten public offering of the Company's securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

        10.12    Stockholder Agreements/Investment Representations.    As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

        10.13    Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

ARTICLE XI
WITHHOLDING FOR TAXES

        Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the Participant to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the sum of all tax amounts required to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

ARTICLE XII
MISCELLANEOUS

        12.1    No Rights to Awards or Uniformity Among Awards.    No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

        12.2    Conflicts with Plan.    In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

        12.3    Rights as Employee, Service Provider or Director.    No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant's Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        12.4    Governing Law.    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

        12.5    Gender, Tense and Headings.    Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

        12.6    Severability.    If any provision of the Plan or any Award is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        12.7    Other Laws.    The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

        12.8    Unfunded Obligations.    Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan, with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan, other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other

Employees, Service Providers or Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant's creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an "employee benefit plan" for purposes of Section 3(3) of ERISA.

        12.9    No Guarantee of Tax Consequences.    The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

        12.10    Stockholder Agreements.    The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders' agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

        12.11    Specified Employee under Section 409A of the Code.    Subject to any other restrictions or limitations contained herein, in the event that a "specified employee" (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a "separation from service" (as defined under Section 409A of the Code), such payment shall not occur until the date that is six (6) months plus one (1) day from the date of such "separation from service."

        12.12    No Additional Deferral Features.    No Award shall contain or reflect, or be amended, affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plans or arrangements of deferred compensation) so as to contain, include or be subject to a "deferral feature" or an "additional deferral feature" within the meaning and usage of those terms under Section 409A of the Code.

        12.13    Compliance with Section 409A of the Code.    Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

* * * * * *

Appendix C

PROPOSED TEXT OF AMENDMENT
to the
AMENDED AND RESTATED STOCK INCENTIVE PLAN

        The Amended and Restated Stock Incentive Plan is hereby amended by amending Section (4)(A) to read as follows:

        A.    Number of Shares.    The total number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed in the aggregate 2,331,459 shares of Common Stock (subject to adjustment as provided in Section 7 hereof); provided that the number of shares of Common Stock for which Awards may be granted under the Plan shall be increased, on August 29, 2007 and on each anniversary of such date through the remaining term of the Plan, by the lesser of: (i) one point five percent (1.5%) of the number of shares of Common Stock issued and outstanding at the time immediately prior to the date of increase, and (ii) a lesser number of shares of Common Stock determined by the Board of Directors; provided, however, that from and after June 3, 2010, there shall be no further increases in the number of shares of Common Stock for which Awards may be granted under the Plan. In order that ISOs may be granted under the Plan, the number of shares for which ISOs may be granted under the Plan shall not exceed in the aggregate 2,331,459 shares of Common Stock (subject to adjustment as provided in Section 7 hereof).

C-1

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016SDC 1 U P X + Annual Meeting Proxy Card . + FiberTower Corporation Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title. If a corporation, please sign in full corporate name, by president or authorized officer. If a partnership, please sign in partnership name, by authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5. For Against Abstain 2. To consider and act upon a proposal to amend the Amended and Restated Certificate of Incorporation to reduce the size of our Board of Directors from nine members to seven members. 4. To consider and act upon a proposal to amend the existing Amended and Restated Stock Incentive Plan to eliminate further increases of the number of shares available for issuance under this Plan. 6. To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. For Against Abstain 3. To consider and act upon a proposal to adopt the FiberTower Corporation 2010 Stock Incentive Plan. 5. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. 01 - Randall A. Hack 02 - Mark E. Holliday 03 - Kurt J. Van Wagenen 1. To elect three members to our Board of Directors to serve in Class I with terms expiring at the 2013 Annual Meeting of Stockholders: For Withhold For Withhold For Withhold Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 C 1234567890 J N T 0 2 5 2 9 4 1 1234 5678 9012 345 <STOCK#> IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/FTWR • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 3, 2010.

Proxy for the 2010 Annual Meeting of Stockholders— FiberTower Corporation 185 Berry Street, Suite 4800 San Francisco, CA 94107 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Thomas A. Scott and Kurt J. Van Wagenen, and each of them, each with power to appoint his or her substitute, as proxies to vote and act at the Annual Meeting of Stockholders of FiberTower Corporation (the “Company”) to be held on June 3, 2010 at 8:30 a.m. Pacific Standard Time at our principal executive offices located at 185 Berry Street, Suite 4800, San Francisco, CA 94107 or any adjournment thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies to vote as designated below on the matters specified on the reverse side, as described in the accompanying notice of annual meeting and proxy statement, receipt of which is acknowledged. All proxies heretofore given by the undersigned in respect of the annual meeting are hereby revoked. Unless otherwise specified in the boxes on the reverse side hereof, this proxy will be voted FOR each of the nominees for director named in Proposal 1 and FOR each of Proposals 2, 3, 4 and 5 and in the discretion of the named proxies as seems in their judgment advisable as to any other matter that may come before the annual meeting or any adjournment thereof. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE SEE REVERSE SIDE Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 3, 2010: This proxy statement and our 2009 Annual Report on Form 10-K are available on the internet at www.envisionreports.com/FTWR. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.